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West Coast Realty Investors, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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WEST COAST REALTY INVESTORS, INC.
3000 Sand Hill Road
Building 3, Suite 140
Menlo Park, California 94025

August 16, 2002

Dear Stockholders:

     We cordially invite you to attend our annual meeting of stockholders of West Coast Realty Investors, Inc. at 11:00 a.m. local time on September 24, 2002, at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025. Enclosed are the Notice of Meeting and Proxy Statement, along with a copy of our 2001 annual report on Form 10-K.

     At the annual meeting, the board of directors will ask our stockholders:

(1)	to approve the amendment and restatement of our certificate of incorporation;

(2)	to approve the amendment and restatement of our bylaws;

(3)	to elect seven directors; and

(4)	to approve the West Coast Realty Investors, Inc. 2002 Stock Incentive Plan.

     We are proposing to amend and restate our certificate of incorporation and bylaws in connection with our application to list our stock for trading on the American Stock Exchange. We believe that as a part of this process the company should adopt up-to-date governing documents similar to those of other public REITs whose shares are listed for trading. We are also seeking your approval of a stock option plan. Our primary reason for adopting the plan is to permit the company to grant options previously promised to me – as disclosed to you in our September and December 2001 proxy statements – and to other employees. The board of directors has approved these proposals and believes that they are fair to and in the best interest of the company and its stockholders. The board recommends that all stockholders vote for approval and adoption of these proposals.

     Although we would very much like each stockholder to attend the annual meeting, we realize this is not possible. Whether or not you plan to be present, we would appreciate your taking a few minutes to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for your convenience. You are encouraged to contact your financial adviser.

     YOUR VOTE IS IMPORTANT TO US. We appreciate the time and consideration that I am sure you will give it.

Sincerely,

/s/ ALLEN K. MEREDITH

Allen K. Meredith President, Chief Executive Officer and Chairman of the Board of Directors

WEST COAST REALTY INVESTORS, INC.
3000 Sand Hill Road
Building 3, Suite 140
Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 24, 2002

     The 2002 annual meeting of stockholders of West Coast Realty Investors, Inc. will be held at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025 on September 24, 2002, 11:00 A.M. local time, for the following purposes:

(1)	to consider and vote on a proposal to approve and adopt an amended and restated certificate of incorporation;

(2)	to consider and vote on a proposal to approve and adopt amended and restated bylaws;

(3)	to elect seven directors;

(4)	to approve the West Coast Realty Investors, Inc. 2002 Stock Incentive Plan; and

(5)	to transact any other business as may properly come before the annual meeting or any postponements or adjournments of it.

     The directors have set the close of business on July 31, 2002 as the record date to determine the stockholders who are entitled to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be available during normal business hours at our office located at 3000 Sand Hill Road, Building 3, Suite 140, Menlo Park, California , for ten days before the meeting. A form of proxy card and a copy of our annual report to stockholders for 2001 are enclosed with this notice of annual meeting and proxy statement.

     It is important that your shares are represented at this meeting. Even if you plan to attend the annual meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy.

By Order of the Board of Directors

/s/ ALLEN K. MEREDITH

Allen K. Meredith President, Chief Executive Officer and Chairman of the Board of Directors

August 16, 2002

OVERVIEW AND VOTING RULES
PROPOSALS 1 AND 2: 1. AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, AND 2. AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS
PROPOSAL 3: ELECTION OF DIRECTORS
PROPOSAL 4: APPROVAL OF OUR 2002 STOCK INCENTIVE PLAN
OTHER MATTERS

Page

OVERVIEW AND VOTING RULES	1
PROPOSALS 1 AND 2: AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, AND AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS	5
PROPOSAL 3: ELECTION OF DIRECTORS	29
PROPOSAL 4: APPROVAL OF OUR 2002 STOCK INCENTIVE PLAN	41
OTHER MATTERS	45
APPENDICES
Appendix A-1 Proposed Amended and Restated Certificate of Incorporation
Appendix A-2 Current Certificate of Incorporation for comparison purposes
Appendix B-1 Proposed Amended and Restated Bylaws
Appendix B-2 Current Amended and Restated Bylaws, with attached amendments adopted by the board on July 19, 2002 under the authority provided in the current certificate, for comparison purposes
Appendix C Audit Committee Charter
Appendix D 2002 Stock Incentive Plan

WEST COAST REALTY INVESTORS, INC.
3000 Sand Hill Road
Building 3, Suite 140
Menlo Park, California 94025

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 24, 2002

OVERVIEW AND VOTING RULES

     West Coast Realty Investors, Inc. is furnishing this proxy statement to you in connection with the solicitation of proxies by and on behalf of its board of directors for the 2002 annual meeting of stockholders to be held on September 24, 2002, and at any postponements or adjournments of the meeting. The approximate date on which this proxy statement and accompanying form of proxy are first being mailed to stockholders is August 16, 2002.

     At the annual meeting, the board of directors will ask our stockholders:

(1)	to approve the amendment and restatement of our certificate of incorporation;

(2)	to approve the amendment and restatement of our bylaws;

(3)	to elect seven directors; and

(4)	to approve the West Coast Realty Investors, Inc. 2002 Stock Incentive Plan.

     Except for procedural matters, the board of directors does not know of any matters other than those described in the notice of annual meeting that are to come before the annual meeting. If any other matters properly come before the annual meeting or any postponements or adjournments of the meeting, however, the persons named in the proxy will vote the proxy in accordance with their judgment on those matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote the proxy to adjourn the meeting.

     The board of directors encourages you to read this proxy statement and the attached materials thoroughly and to take this opportunity to vote on the matters to be decided at the annual meeting.

     A holder of our common stock wishing to vote at the annual meeting should complete and sign the enclosed proxy and mail it in the enclosed prepaid and addressed envelope. Holders of record may also vote their shares of common stock in person at the meeting.

Who is asking for my vote?

     The board of directors is soliciting proxies in the form attached for use at the annual meeting. The persons named as proxies were selected by the board and are directors and/or officers of West Coast Realty Investors, Inc. You may revoke your proxy before its exercise by giving written notice to our corporate secretary, Charles P. Wingard, of the revocation or by providing a duly executed proxy bearing a later date. In addition, a stockholder who attends the annual meeting may vote his or her shares personally and thus, revoke his or her proxy at that time. All shares of our common stock represented by valid proxies will be voted as provided on the proxy.

     Many of our stockholders hold their shares in an Individual Retirement Account, or IRA, or other retirement account in which the shares are held by a custodian. The custodian of the account, typically a bank or other institution, is the record owner of the shares and accordingly has the legal right to vote them. We are seeking “omnibus” proxies from the custodians that will permit the beneficial owners of the shares – our stockholders who hold their shares in an IRA or other retirement account – to vote those shares by marking, signing and returning proxy cards in the form enclosed with these proxy materials. Stockholders who hold their shares in an IRA or other retirement account should assume that we will obtain the omnibus proxies we are seeking, although we cannot assure you that we will do so. If you vote your shares as requested but the custodian does not give us an omnibus proxy for those shares, we will seek to persuade the custodian to vote the shares directly based on your instructions.

     If you hold your shares through a brokerage account (not an IRA or other retirement account), your brokerage firm may vote your shares under certain circumstances. Brokerage firms have authority under stock exchange rules to vote their customers’ unvoted shares on certain “routine” matters, including election of directors. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but they will not be counted for all other matters to be voted on because these other matters are not considered “routine” under the applicable rules. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

Who can vote?

     Stockholders of record as of the close of business on July 31, 2002 are entitled to vote. On that day there were 2,927,967 shares of common stock outstanding and eligible to vote and approximately 1,200 record holders of common stock.

Who pays for the cost of the proxy solicitation?

     We have solicited the enclosed proxy for use at the annual meeting. We will pay the expense of preparing, printing and mailing this proxy statement and the proxies we have solicited. In addition to using the mail, our officers, directors and regular employees may solicit proxies, without extra remuneration, in person or by telephone, facsimile or email. We have retained N.S. Taylor & Associates, Inc. to assist us with the proxy solicitation. We will pay this firm a fee of $4,000, plus $3.50 for each telephone call in which stockholders are contacted, and we will reimburse their out of pocket expenses.

Are stockholders entitled to appraisal rights?

     The holders of our common stock are not entitled to any appraisal rights concerning the matters submitted for their approval.

How can a stockholder propose business to be brought before next year’s annual meeting?

     Stockholder Proposals to Be Included in Our Proxy Statement. Under the applicable proxy rules of the SEC, for us to consider a stockholder proposal for inclusion in our proxy statement and form of proxy relating to the 2003 annual meeting of stockholders, we must receive the proposal at our principal executive offices at 3000 Sand Hill Road, Building 3, Suite 140, Menlo Park, California 94025, not later than April 18, 2003.

     Other Stockholder Proposals – Current Bylaws. If the amended and restated bylaws described in this proxy statement do not become effective, the current bylaws (assuming the board does not amend them) will apply to the 2003 annual meeting of stockholders. Our current bylaws, however, contain no provisions regarding stockholder proposals. The SEC’s proxy rules provide that in that event, for any stockholder proposals not included in our proxy statement and form of proxy, we may use discretionary authority granted by proxy in voting on those proposals if, among other situations, we do not receive timely notice of the matter by the date determined under the proxy rules for the submission of business by stockholders. (This notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy.) The proxy rules provide that for a notice to be timely, we must receive it at least 45 days before the first anniversary of the date we mailed the proxy materials for the preceding year’s annual meeting of stockholders. If the date of the annual meeting has changed by more than 30 days from the prior year, however, then we must receive the stockholder’s notice a reasonable time before we mail our proxy materials for the current year. Therefore, for the 2003 annual meeting we may use discretionary authority granted by proxy in voting on any proposals we receive after June 20, 2003, unless we change the date of the meeting by more than 30 days from the prior year.

     Other Stockholder Proposals – Proposed Bylaws. If our proposed amended and restated bylaws as described in this proxy statement become effective, they will apply to the 2003 annual meeting of stockholders. Our proposed restated bylaws provide that for any stockholder proposals not included in our proxy statement and form of proxy, we may use discretionary authority granted by proxy in voting on those proposals if, among other situations, we do not receive notice of the matter by the date determined under our bylaws for the submission of business by stockholders. (This notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy.) Our bylaws provide that to be timely, we must receive at our principal executive offices the notice and certain related information not less than 90 and no more than 120 days prior to the anniversary of the preceding year’s annual meeting of stockholders. If the date of the annual meeting is more than 30 days before or 70 days after the anniversary date, however, we must receive notice of the matter not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the 90th day prior to that meeting or the 10th day following the date of public disclosure of the meeting date, whichever occurs first. Therefore, to be timely under our bylaws, we must receive a proposal not included by or at the direction of the board of directors no earlier than May 20, 2003, nor later than June 19, 2003. A stockholder may nominate persons for election to our board of directors by submitting those nominations, together with certain related information required by our bylaws, in writing to our corporate secretary at our principal executive offices, at the times given in this paragraph.

How are votes counted?

     The presence, in person or by proxy, of a majority of our outstanding shares of common stock as of the record date is necessary to hold the meeting and conduct business. This is called a quorum. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing a quorum. A “broker non-vote” occurs with respect to a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. The discussion in the following two paragraphs assumes that a quorum is present.

     The affirmative vote of the holders of a majority of the outstanding common shares entitled to vote is required to approve the amendment and restatement of our certificate of incorporation and the amendment and restatement of our bylaws. The affirmative vote of the holders of a majority of the common shares present in person or by proxy and entitled to vote is required to approve the 2002 stock incentive plan. An abstention counts as a vote against a proposal. A broker non vote is not counted for purposes of approving a particular proposal and thus, will have the effect of a vote against a proposal.

     The affirmative vote of a plurality of the votes duly cast is required for the election of directors. In other words, the nominees receiving the greatest number of votes will be elected. Abstentions and broker non votes are not counted for purposes of the election of directors.

Are there any special arrangements regarding voting at the annual meeting?

     The board knows of no arrangements or commitments for the voting of shares for or against the enclosed proposals at the annual meeting.

Do any of the proposals have the effect of deterring a takeover of the company?

     The discussion below under Proposals 1 and 2 explains the significant changes that the proposed restatements of our certificate of incorporation and our bylaws will make in the current certificate and bylaws. A number of the provisions have or may have the effect of deterring a takeover of the company. Please see the detailed explanation of these matters under the heading “Anti-takeover Effects of the Proposed Restatements” on page 24 below.

PROPOSALS 1 AND 2:
1. AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, AND
2. AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS

Introduction

     Our board of directors believes that our current certificate of incorporation and bylaws do not provide management with the necessary flexibility to increase stockholder value. We believe that these amendments will make our corporate governance structure more like the corporate governance structures of other publicly-traded REITs organized under Delaware law. Our current certificate of incorporation and bylaws were adopted in the late 1980s to comply with then applicable California state securities law, or “Blue Sky,” rules. The federal securities laws now provide that these Blue Sky rules will no longer apply to us when our shares become listed on the American Stock Exchange (the Amex) or another national exchange. We intend to apply to list our common stock on the Amex, which we believe will not only enable us to amend and restate our certificate and bylaws but will also provide necessary liquidity to our stockholders and position us for growth. We will not implement the amended and restated certificate of incorporation and the amended and restated bylaws until we have listed our shares on the Amex or another national exchange.

     The board of directors is recommending to our stockholders that they approve and adopt both (1) the amended and restated certificate of incorporation, which we sometimes refer to as the restated certificate, and (2) the amended and restated bylaws, which we sometimes refer to as the restated bylaws. We refer to these actions together as the proposed restatements.

     Although our current certificate of incorporation allows the board to amend the bylaws without stockholder approval, stockholder approval is required to amend the certificate itself. Given that stockholder approval is required for the restated certificate and that the proposed restatements are designed to work together, the board has elected to seek stockholder approval of the restated bylaws even though it is not required under our current certificate. We will file the restated certificate with the Secretary of State of the State of Delaware only upon the receipt of the approval of the affirmative vote of the holders of a majority of the outstanding common shares entitled to vote, and the restated bylaws will become effective only if (a) they are likewise approved by the stockholders and (b) the restated certificate has become effective. If the stockholders approve the restated bylaws but not the restated certificate, the restated bylaws will not become effective.

     The complete texts of the following documents are attached as appendices to this proxy statement:

Appendix A-1	Proposed Amended and Restated Certificate of Incorporation

Appendix A-2	Current Certificate of Incorporation for comparison purposes

Appendix B-1	Proposed Amended and Restated Bylaws

Appendix B-2	Current Amended and Restated Bylaws, with attached amendments adopted by the board on July 19, 2002 under the authority provided in the current certificate, for comparison purposes

     The background for the proposals to amend and restate our certificate of incorporation and bylaws and a description of the principal changes resulting from the restatements are described below.

     Anti-takeover Effects of the Proposed Restatements. Some of the provisions in the proposed restatements have or may have the effect of deterring a takeover of the company. We have identified those provisions in the following discussion of the principal changes resulting from the restatements, and we have prepared a more detailed explanation of these matters under the heading “Anti-takeover Effects of the Proposed Restatements” on page 24 below.

     Risk Factors Associated with the Proposed Restatements. Stockholders should consider carefully the specific risks described on page 27 below as well as the other information contained in this proxy statement in evaluating the potential advantages, disadvantages, terms and conditions of Proposals 1 and 2.

The Board recommends a vote FOR the proposals to approve the amendment and restatement of our certificate of incorporation and to approve the amendment and restatement of our bylaws.

Background

     The board of directors has determined that to maximize our stockholder value, our management needs greater flexibility. We believe that this additional flexibility will enable management to manage our operations and affairs more efficiently and to grow our business.

     We were incorporated in 1989 under the laws of the State of Delaware. We have elected to be taxed as a real estate investment trust, or REIT, for federal income tax purposes and generally are not subject to federal income tax if we distribute at least 90% of our taxable income and comply with a number of organizational and operational requirements.

     At June 30, 2002, we had a real estate portfolio of 14 properties, including nine light industrial properties totaling 361,260 square feet, two suburban office properties totaling 89,926 square feet, and three retail properties totaling 39,048 square feet, all of which were located in California. Because we intend to sell our California retail properties and three light industrial properties totaling 85,800 square feet, we have classified them as “held for sale” in our financial statements.

     In light of the competitive nature of our business, we believe it is necessary to make the proposed changes to give us the flexibility we need as well as avoid the expense and delay of seeking stockholders’ approval or waivers for specific transactions from time to time in the future. The principal differences between the current certificate and bylaws and the proposed restated certificate and restated bylaws are summarized below. The description is subject to the provisions of Delaware law and the full texts of the proposed restated certificate and proposed restated bylaws attached as Appendix A-1 and Appendix B-1, respectively. You should carefully review the entire texts of the proposed restatements with the full texts of our current certificate of incorporation attached as Appendix A-2 and our current bylaws attached as Appendix B-2.

Principal Differences Between Current and Proposed Certificates of Incorporation and Bylaws

Capitalization

     Under our existing certificate of incorporation, we are authorized to issue 5,000,000 shares of common stock with each share having a par value of $.01. Under the restated certificate, we will be authorized to issue 15,000,000 shares of common stock, $.01 par value per share. The increase in the number of shares of common stock will allow us additional flexibility in any future capital raising and/or acquisition efforts, although no particular transactions of that nature are presently contemplated.

Reverse Stock Split

     Reasons for Reverse Stock Split

     Under the restated certificate, we will effect a one-for-three reverse stock split of our outstanding shares of common stock. If the restated certificate is approved by our stockholders and implemented, each three shares of our common stock outstanding on the effective date of the reverse stock split will be automatically changed into and become one share of our new common stock, which has a par value of $.01 per share. Any resulting fractional share amounts would be paid in cash. The reverse split will not change the total amount of the dividend now being paid to stockholders – each stockholder will have approximately one third the number of shares, but the dividend per share will be three times as large. The reverse split will not reduce our authority under the restated certificate to issue 15,000,000 shares of common stock, $.01 par value per share.

     The effective date of the reverse stock split will be selected by the board of directors and will be the date that the restated certificate of incorporation is filed with the Delaware Secretary of State. We now expect that this will occur as soon as possible after the meeting but in any event no earlier than the date that our common stock is listed on the Amex as described below.

     We intend to apply to list our common stock on the Amex. For a security to be listed on the Amex and to continue trading on Amex, the company that has issued the security must meet a number of requirements. Although the determination of whether a security will be allowed to continue trading on the Amex is not based on a precise mathematical formula, the guidelines provide that the Amex will consider suspending dealings in, or removing from the exchange, common stock selling for a substantial period of time at a low price per share.

     Because our shares have not been listed on a national exchange, we do not know how the reverse split will affect the trading price of our shares. Our common stock does not trade on any organized exchange or in a reliable public market but has traded only from time to time through the American Partnership Board or “APB.” The APB matches potential buyers and sellers of our common stock through an auction system. Sales of our common stock occur only occasionally and usually in very small volumes. For example, in 2001, the APB reported a total of 10 sale transactions involving our common stock, for an aggregate of approximately 23,783 shares. Accordingly, because there have not been a significant number of trades of our shares, it is difficult to accurately estimate the price at which our common stock will trade on the Amex.

     At a meeting held on July 19, 2002, the board determined that a reverse stock split was desirable to achieve the following benefits, each of which is described below in more detail:

(1)	We expect our common stock to trade on the Amex after the reverse split at a price significantly greater than the $3.00 per share minimum price required by the Amex,

although we cannot assure stockholders of that fact. We want to encourage greater investor interest in our common stock, particularly by institutional investors, who generally refrain from investing in stocks that trade below $5.00 per share. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in those stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks.

(2)	We want to reduce trading fees and commissions incurred by stockholders, because these costs are based to a significant extent on the number of shares traded. Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the share price of our common stock, in the absence of the reverse stock split, may result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price was substantially higher.

(3)	We believe that the reverse split will enable us to focus on restructuring our business for the long-term best interests of our stockholders instead of having to devote significant management time to deal with possible delisting from the Amex because of a low stock price. Although we believe that our common stock will trade above the minimum required trading price for continued listing on the Amex even if we do not effectuate the reverse split, we cannot be certain of that fact. The board believes the interests of stockholders would be best served if the board is able to focus on strategic decisions designed to improve our long-term performance, without needing to have undue concern about whether our shares trade at prices below the Amex threshold. We believe, but cannot assure our stockholders, that the reverse split will make it materially more likely that our shares will trade at a level above the Amex threshold.

     In evaluating the reverse stock split, the board of directors also took into consideration a number of negative factors associated with reverse stock splits, including:

(1)	the negative perception of reverse stock splits held by many investors, analysts and other stock market participants;

(2)	the fact that the stock prices of some companies that have recently effected reverse stock splits have subsequently declined to pre-reverse split levels;

(3)	the fact that having a greater number of outstanding shares aids in employee retention and recruitment by allowing a company to offer option grants for a larger absolute number of shares;

(4)	the costs associated with implementing the reverse stock split; and

(5)	increased number of stockholders with “odd lots,” i.e., fewer than 100 shares or an amount not divisible by 100.

     The board determined that these negative factors were outweighed by the intended benefits described above. We cannot assure you, however, that the reverse stock split will result in the benefits described above. Specifically, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split would be maintained for any period of time or that it will approximate three times the market price of our common stock before the reverse stock split. We cannot assure you that the reverse stock split will not further adversely affect the market price of our common stock. In addition, the reduced number of shares outstanding after the reverse stock split may adversely affect the liquidity of our common stock.

     Implementation and Effects of the Reverse Stock Split

     If the stockholders approve the restated certificate, Article 4 of the our current certificate of incorporation will be amended by adding the following new Section 4.2.1:

“4.2.1 Reverse Stock Split. Effective as of the filing of this Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-three reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each three shares of common stock, par value $.01 per share (“Old Common Stock”), outstanding and held of record by each stockholder of the Corporation immediately before the Effective Time and each such share of Old Common Stock held in the treasury of the Corporation immediately before the Effective Time shall (a) be reclassified and combined into one share of Common Stock (as defined in Section 4.1.1(a) above), automatically and without any action by the holder thereof upon the Effective Time, and (b) shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by three times the then Market Price of the Old Common Stock as defined below.”

     As a result of the reverse stock split, each three shares of our common stock outstanding on the effective date of the reverse stock split will be automatically changed into and become one share of our common stock. We will not issue fractional shares in connection with the reverse stock split. We estimate that approximately 976,000 shares of our common stock will be outstanding on and after the reverse split. Any stockholder who otherwise would be entitled to receive fractional shares because the number of shares of common stock the stockholder holds is not evenly divisible by three will be entitled to cash payments (without interest) in lieu of the fractional shares. The amount of cash to be paid in lieu of issuing fractional shares of common stock will be based on the fair market value of the shares as determined in the board’s good faith judgment after taking into consideration various factors including, if applicable, quotations by a recognized securities dealer, the mean between the high bid and low asked prices for the common stock on the date of the reverse split (with the split being effective after the markets close) as reported in the Wall Street Journal or other source that the board deems reliable, and the sales price of the stock in any private transactions. Except for the right to receive the cash payment instead of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

     Our common stock is currently registered under the Securities Exchange Act of 1934, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act or our reporting obligations.

     Proportionate voting rights and other rights of the holders of our common stock will not be affected by the reverse stock split, other than from the elimination of fractional shares. For example, a holder of 1.0% of the voting power of the outstanding shares of common stock immediately before the effective date of the reverse stock split will continue to hold approximately 1.0% of the voting power of the outstanding shares of common stock after the reverse stock split.

     The number of authorized shares of our common stock is being increased under the restated certificate to 15,000,000 shares. The issuance of any authorized but unissued shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding common stock. This provision of the restated certificate may have the effect of deterring a takeover of the company.

     The rights and privileges of the holders of shares of common stock will be unaffected by the reverse stock split.

     If approved, the reverse stock split may result in some stockholders owning “odd lots” of fewer than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. As of July 31, 2002, we had approximately 2,927,967 shares of common stock issued and outstanding. If the restated certificate is approved and implemented, we would have approximately 976,000 shares of common stock issued and outstanding. As a result of cashing out fractional shares, the actual number of shares outstanding after the reverse split will be fewer than 976,000, the approximate number determined by dividing the number of outstanding shares before the reverse split by three.

     If the reverse stock split is approved and implemented, proportional adjustments will be made under any outstanding stock options, or rights to be granted stock options. Even if our stockholders approve the restated certificate, the board of directors retains the authority, at any time before the filing of the restated certificate with the Secretary of State of Delaware, to abandon the restated certificate and not effect the reverse stock split.

     If the stockholders approve the restated certificate, the reverse stock split will become effective on the date the restated certificate is filed with the Secretary of State of Delaware, unless the board elects to abandon the restated certificate. The board currently expects that the reverse stock split will be effective as soon as practicable after the stock is listed on the Amex.

     Exchange of Stock Certificates Following Implementation of the Reverse Stock Split

     If the restated certificate is approved and the reverse stock split implemented, stockholders will be required to exchange their stock certificates representing old common stock for new certificates representing new common stock. Stockholders of record on the effective date of the reverse stock split will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder advising of the procedure for surrendering certificates representing shares of old common stock in exchange for new certificates representing ownership of new common stock.

     Please do not send your stock certificates now. You should send them only after you receive the letter of transmittal from the transfer agent.

     As soon as practicable after the surrender to the transfer agent of any certificate that represents shares of old common stock, together with a signed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent will deliver, to the person in whose name the certificate for old common stock had been issued, certificates registered in the name of that person representing the appropriate number of shares of new common stock. Each certificate representing shares of new common stock will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificates representing shares of old common stock.

     Any certificate you held before the reverse stock split that represented shares of old common stock will be deemed, at and after the effective date of the reverse stock split, to represent the applicable number of full shares of new common stock and the right to receive cash for the fair value of any fractional shares.

     If your certificate for old common stock has been lost, destroyed or stolen, you will be entitled to receive a certificate representing the shares of new common stock into which your shares of old common stock are to be converted upon compliance with our transfer agent’s procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.

     Federal Income Tax Consequences of the Reverse Stock Split

     The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, applicable Treasury Regulations, judicial authority and current administrative rulings and practices, all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (for example, non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Please consult your own tax advisors to determine the particular tax consequences to you.

     In general, the federal income tax consequences of the proposed reverse stock split will vary among stockholders depending upon whether they receive cash for their fractional shares or solely new common stock in exchange for old common stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects:

•	A stockholder who receives solely new common stock will not recognize gain or loss on the exchange. In the aggregate, the stockholder’s basis in the new common stock will equal the stockholder’s basis in the old common stock.

•	A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Internal Revenue Code. This distribution will be taxed as either a dividend or exchange to each stockholder, depending on that stockholder’s particular facts and circumstances. Generally, a stockholder receiving the payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, the stockholder’s basis in the new common stock will equal the stockholder’s basis in the old common stock decreased by the basis allocated to the fractional share for which that stockholder is entitled to receive cash.

•	We will not recognize any gain or loss because of the reverse stock split.

Restrictions and Share Transfers

     Article VI of our current bylaws addresses restrictions on transfer, acquisition and redemption of shares. Section 6.5 of our current bylaws is intended to prevent any single stockholder or group of affiliated stockholders from acquiring more than 9.9% of the outstanding shares of our common stock. These provisions were included to assure that we comply with certain federal income tax regulations applicable to REITs.

     Article 5 of the restated certificate includes provisions that are designed, like Section 6 of our current bylaws, to preserve our REIT status. Because of the importance of these REIT restrictions and because the certificate of incorporation is our fundamental governing document, our board of directors believes we should place the REIT restrictions in the restated certificate rather than in the bylaws. This is the standard practice for public REITs. Article 5 of the restated certificate prohibits any single stockholder or group of affiliated stockholders, other than Allen K. Meredith, from acquiring more than 5% of the outstanding shares of our common stock. Under the restated certificate, Mr. Meredith or persons affiliated with Mr. Meredith as described in the following paragraph may acquire up to 29% of our outstanding common stock. (As explained in the following paragraph, these percentage limits cover not only shares directly owned by an individual but also other shares he or she is deemed to own indirectly.) Thus, the ownership percentage for all other stockholders is being reduced to assure that no five stockholders or groups of affiliated stockholders own 50% or more of the outstanding shares of our common stock. Under the restated certificate, Mr. Meredith’s stock ownership with any other four stockholders can not exceed 49%, even if each stockholder in the calculation holds the maximum number of shares that they are entitled to own. Because the restated certificate will permit Mr. Meredith to acquire up to 29% of the outstanding common stock, he has a substantial interest in the stockholders’ approval of the restated certificate.

     Specific attribution rules apply in determining whether Mr. Meredith owns more than 29% of the outstanding shares of our common stock or whether any other stockholder owns more than 5% of the outstanding shares. Under these rules, any shares owned by a corporation, partnership, estate, or trust are deemed to be owned proportionately by its respective stockholders, partners, or beneficiaries. Further, an individual stockholder is deemed to own any shares that are owned, directly or indirectly, by that stockholder’s brothers and sisters, spouse, parents or other ancestors, and children or other descendants. In addition, a stockholder is deemed to own any stock that he can acquire by exercising options.

     If the restated certificate is approved, we will conspicuously note the restrictions on our new form of stock certificate that will evidence the post-split shares. We will also instruct our transfer agent not to recognize attempts to transfer our common stock in excess of the threshold established in the transfer restrictions. The transfer agent also will have the right, before recognizing a proposed transfer, to request an affidavit from a proposed transferee regarding the transferee’s ownership.

     If a prohibited transfer occurs, then it would be considered void as if it had never occurred. A prohibited transfer is one that would:

•	result in a transferee, other than Mr. Meredith, acquiring more than 5% of our outstanding shares of stock,

•	result in a Mr. Meredith acquiring more than 29% of our outstanding shares of stock or

•	result in our outstanding stock being beneficially owned by fewer than 100 persons.

     The transfer restrictions should not, however, interfere with the settlement process. The restated certificate provides that it will not preclude the settlement of any transaction entered into through the facilities of any United States or foreign securities exchange or quotation system on which the stock of the company is listed or admitted to trading.

     If the board or its designees determines in good faith that a prohibited transfer has taken place or is intended, the board or its designees are authorized to take any action they deem advisable to refuse to give effect to or to prevent the transfer. These actions include refusing to give effect to the transfer on the books of the company, instituting legal proceedings to enjoin the transfer or redeeming the shares of common stock purported to be transferred for an amount equal to their Redemption Price. “Redemption Price” means the price at which the company is entitled to redeem shares of stock, which will equal the lesser of

     (a)  the price per share to be paid in the transaction which if effective would cause the ownership limit of the transferee to be violated or in the case of a gift, the market price of the shares of stock as of the date of the gift; or

     (b)  the market price of the shares of stock on the date the company calls the shares for redemption.

     “Market price” generally means the last reported sales price reported on the Amex on the trading day immediately preceding the relevant date, or if the common stock is not then traded on the Amex, the last reported sales price of the common stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the common stock may be traded, or if the common stock is not then traded over any exchange or quotation system, then the market price of the common stock on the relevant date as determined in good faith by the board.

     In accordance with I.R.S. requirements, the stockholders will be required to disclose in writing to us, upon our demand, any information with respect to their direct and indirect ownership of common stock, as we deem necessary to ensure compliance with the transfer restrictions.

     The restated certificate authorizes the board to adjust the percentage ownership limits described above for Mr. Meredith and other stockholders, provided that if the percentage ownership limit of any person is increased, the percentage ownership limit of all other persons must be adjusted so that no five persons beneficially own in excess of 49% of the common stock.

Current Investment Policy

     Article VIII of our current bylaws describes our policies with respect to how our assets and proceeds from any of our offerings of stock are invested. Our investment policy is limited by the restrictions imposed by Section 8.3 of our current bylaws. Our board of directors believes that the investment policy of Article VIII and the restrictions of Section 8.3 limit management’s effectiveness in creating stockholder value and place constraints on the company that other publicly traded REITs do not have to bear. You should carefully review the full text of the provisions of Article VIII of our current bylaws attached to this proxy statement of Appendix B-2. Section 8.3 of the current bylaws includes, among others, the following restrictions.

     Under our current bylaws, we may not:

1.	invest in commodities or commodity futures contracts, short sales or any equity security of any non-governmental issuer for a period in excess of 18 months without the unanimous approval of our directors;

2.	invest more than 10% of our total assets in unimproved real property or mortgage loans on unimproved real property;

3.	invest in contracts for the sale of real estate;

4.	incur indebtedness in an amount that would cause our aggregate indebtedness to exceed 65% of the total value (as defined) of real property owned by us or would cause the amount of secured indebtedness of any single property to exceed 80%, provided, however, that this policy limitation does not preclude the use of cross-collateralization provisions that may result in a single property securing indebtedness attributable to multiple properties, nor does it prohibit the acquisition of a property subject to, or with the assumption of, any existing secured debts where the total principal balance of those secured debts is an amount less than or equal to 85% of the value of the property (where the value is deemed to include the value of improvements to be made to the property by the company after the acquisition);

5.	invest in or make mortgage loans without an appraisal of the underlying property except when the loans are insured or guaranteed by the government or a government agency;

6.	issue options or warrants to purchase our stock at an exercise price less than the fair market value on the date of grant of the options or warrants, other than to investors in connection with a public offering of our stock;

7.	repurchase any shares or issue “redeemable securities” unless our directors have determined that it is necessary to protect our status as a REIT;

8.	purchase any property if the total costs and expenses of the acquisitions exceed 6% of the purchase price unless a majority of our disinterested directors approves it;

9.	encumber any investment property with one or more new (but not existing) loans in an amount greater than 80% of the purchase price, or acquire the property subject to, or with assumption of, any existing secured debts where the total principal balance of those secured debts is an amount greater than 85% of the purchase price of the property (where the purchase price is deemed to include the value of improvements to be made to the property by the company after the acquisition);

10.	pay any real estate commission on the resale of property, except where a director or affiliate provides a substantial amount of the services in the effort to sell the property and the amount of the commission does not exceed 3% of the contracted for sales price;

11.	make sales or leases to a director or any affiliate, unless the sales or leases are approved by a majority of disinterested directors as being fair and reasonable to us;

12.	make loans to any director or affiliate;

13.	borrow money from any affiliate, unless a majority of the disinterested Directors approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances;

14.	issue options or warrants to purchase our shares to a director or any affiliate except on the same terms that options or warrants are sold to the general public, and limited to 10% of our outstanding shares; or

15.	issue stock on a deferred payment basis or other similar arrangement.

     If the above policies are eliminated and replaced as we propose, we may take some actions that would have been forbidden under those policies. For example, among other possible actions:

•	we may borrow money secured by individual properties in excess of the loan to value limits specified above (but not in excess of the 65% overall limit as noted below),

•	we may repurchase our shares on the open market or otherwise if we deem it to be in the best interests of the company, and

•	we intend to grant stock options to our directors and officers as described elsewhere in this proxy statement.

Proposed Policies for Investment, Financing, and Conflicts of Interest

     The restated bylaws do not restrict the types of transactions that we may enter into and do not restrict transactions between affiliates and the company. Our board believes that the elimination of the restrictions will allow management the additional flexibility needed to increase our value to our stockholders. Our directors are still required to perform their duties as directors in good faith, in a manner they reasonably believe to be in our best interests and with the level of care as an ordinary prudent person in like position would use under similar circumstances. The board believes that the removal of the restrictive investment policy will allow us to compete more effectively with other REITs.

     After the restated bylaws become effective, the investment policies, financing policies and conflict of interest policies will be set by our board of directors. Effective when the bylaws become effective, the board has adopted the policies summarized below. Our board may amend or revise them from time to time, however without a vote of our stockholders, except that

(1)	changes in our conflicts of interest policies must be approved by a majority of the independent directors and otherwise be consistent with legal requirements; and

(2)	if we decide to change our policy to increase the percentage of debt we incur above 65% of our overall portfolio value, we will implement the change only after we seek and obtain the approval of the holders of a majority in voting power of our outstanding shares.

     Investment Policies After the Restated Certificate and Bylaws Become Effective

     Investments in Real Estate or Interests in Real Estate. Our business objective is to increase stockholders’ long-term total return through increases in the dividend and the appreciation in value of our common stock. We seek to grow our asset base through:

(1)	acquiring income-producing industrial, suburban office and retail properties, both within and outside California;

(2)	acquiring portfolios of similar properties; and

(3)	rehabilitating and repositioning income-producing industrial, suburban office and retail properties. We do not intend to acquire properties that do not produce income currently, such as undeveloped land.

We intend to operate in markets that are experiencing economic growth while restrained by entitlement limitations of similar properties.

     We also intend to maximize our value to our stockholders by increasing cash flow by:

(1)	internal growth of triple net leases from our existing properties and leasing vacant space;

(2)	evaluating and refinancing debt arrangements with lenders;

(3)	rehabilitating, repositioning and disposing of some of our retail properties and possibly other properties that are not consistent with our strategy, and recycling the proceeds from sales into new properties; and

(4)	seeking out and expanding our sources of private and institutional real estate capital for future acquisition purposes.

     In particular, we have entered into an agreement to acquire an Atlanta, Georgia retail shopping center for a gross purchase price of approximately $20,500,000, plus additional expenses associated with the inspection and closing. We have deposited $400,000 in earnest money, and we are entitled to terminate the agreement without penalty only if the seller’s first mortgage lender fails to approve our application to assume the $16,700,000 mortgage loan. We expect a decision on that application in early to mid-August. Under the agreement, the closing date will be no later than September 17, 2002. (To avoid any potential issue regarding our ability to conclude this transaction, our board of directors recently amended our bylaws in the manner shown on the amendment to the current bylaws dated July 19, 2002, a copy of which is provided at the end of Appendix B-2.)

     The planned Atlanta acquisition represents a change in our business focus, which had previously been to acquire, own and manage light industrial and suburban office properties in California.

     Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers. We also may invest in securities of other entities engaged in real estate activities or invest in securities of other issuers, including investments for the purpose of exercising control over those entities. We may acquire all or substantially all of the securities or assets of other REITs or similar entities where those investments would be consistent with our investment policies. We do not currently intend to invest in the securities of other issuers, and federal tax laws place restrictions on such ownership by a REIT. In making any of the investments described in this paragraph we intend to comply with the percentage of ownership limitations and gross income tests necessary for REIT qualification under the Internal Revenue Code. Also, we will not make any investments if the proposed investment would cause us to be an “investment company” under the Investment Company Act of 1940.

     No Investments in Mortgages. We do not own any mortgages and do not currently intend to invest in mortgages or to engage in originating, servicing or warehousing mortgages.

     Financing Policies After the Restated Certificate and Bylaws Become Effective

     After the restated certificate and bylaws become effective, our organizational documents will not limit the amount of debt we may incur. We have adopted a policy that we will not incur debt in excess of

65% of what the board of directors believes is the fair market value of our total portfolio at any given time. We may, however, from time to time re-evaluate our borrowing policies in light of then current economic conditions, relative costs of debt and equity capital, market value of our real estate assets, growth and acquisition opportunities and other factors. If we decide to change this policy to increase the percentage of debt we incur, we will implement the change only after we seek and obtain the approval of the holders of a majority in voting power of our outstanding shares. Modification of this policy may adversely affect the interests of our stockholders.

     To the extent that the board of directors determines to seek additional capital, we may raise capital through additional equity offerings, debt financing or retention of cash flow or a combination of these methods. Our retention of cash flow is subject to provisions in the Internal Revenue Code requiring a REIT to distribute a specified percentage of taxable income, and we must also take into account taxes that would be imposed on undistributed taxable income.

     We have not established any limit on the number or amount of mortgages on any single property or on our portfolio as a whole.

     Conflict of Interest Policies After the Restated Certificate and Bylaws Become Effective

     The board of directors is subject to provisions of Delaware law that are designed to eliminate or minimize potential conflicts of interest. We can give no assurances, however, that these policies will always eliminate the influence of those conflicts. If these policies are not successful, the board could make decisions that might fail to reflect fully the interests of all stockholders.

     Under Delaware law, a director may not misappropriate corporate opportunities that he learns of solely by serving as a member of the board of directors. In addition, under Delaware law, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(1)	the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

(2)	the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote on the matter, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3)	the contract or transaction is fair as to the company as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

     The board of directors has adopted a policy that all conflicting interest transactions must be authorized by a majority of the disinterested directors, but only if there are at least two directors who are disinterested with respect to the matter at issue.

     The restated bylaws, like the current bylaws, contain a provision providing in summary as follows: Any director, affiliate, officer, employee or agent of the company may acquire, own, hold, and dispose of shares of the company’s capital stock for his individual account, and may exercise all rights of a stockholder to the same extent and in the same manner as if he were not a director, officer, employee, or agent of the company. Any director, affiliate, officer, employee, or agent of the company may have personal business interests and may engage in personal business activities. These interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in mortgages, interests in real property including, but not limited to, real property investments presented to and rejected by the company, or interests in persons engaged in real estate business. Any director, officer, employee, or agent of the company may (a) be interested as director, officer, director, stockholder, partner, member, advisor, or employee of or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the company, and (b) receive compensation from that person as well as compensation as director, affiliate, officer, or otherwise from the company. None of these activities shall be deemed to conflict with his duties and powers as director, officer, employee, or agent. Any director, affiliate, officer, employee, or agent of the company may engage with or for others in business activities of types conducted by the company and shall not have any obligation to present to the company any investment opportunities which come to them other than in their capacities as directors, officers, employees, or agents, regardless of whether those opportunities are within the company’s investment policies. Notwithstanding the foregoing, each director must disclose to the company any interest he has in any investment opportunity presented to the company and any interest he knows to be held by any person of which he is an affiliate.

     Other Policies After the Restated Certificate and Bylaws Become Effective

     We have authority to offer our securities and to repurchase and otherwise reacquire our securities, and we may engage in those activities in the future. In the future, we may make loans to joint ventures in which we participate to meet working capital needs. We have not engaged in trading, underwriting, agency distribution or sale of securities of other issuers, and we do not intend to do so. We intend to make investments in a manner so that we will not be treated as an investment company under the Investment Company Act of 1940.

     At all times, we intend to make investments in a manner to be consistent with the requirements of the Internal Revenue Code for us to qualify as a REIT unless, because of changing circumstances or changes in the Internal Revenue Code or in applicable regulations, the board of directors decides that it is no longer in our best interests to qualify as a REIT and obtains the necessary approval of the holders of a majority in voting power of the outstanding shares of our capital stock at a meeting of stockholders called for that purpose.

     Stockholders should note that if the restated certificate and bylaws become effective, the company’s management will no longer be restrained by the current investment restrictions and may manage the company in ways with which stockholders may disapprove.

Dividends

     Our current bylaws provide that we will declare dividends on a monthly basis, to the extent possible, in an amount as the board of directors determines to be reasonable based on our cash flow, our operations and our financial condition. Since 1998 we have paid dividends on a quarterly basis for administrative convenience. As a REIT, we are required to distribute at least 90% of our taxable income to our stockholders. Because we are unable to predict on a monthly basis our year-end taxable income with any certainty, the board believes that a monthly dividend requirement is not in our best interests.

The restated bylaws do not contain a monthly dividend requirement. We are, however, still required to make distributions aggregating at least 90% of our taxable income to our stockholders each year.

Suitability of Stockholders

     Section 6.8 of our current bylaws contains certain financial and other suitability requirements for our stockholders. These requirements were necessary, at one time, to comply with state blue sky laws that which govern certain securities offerings. When our stock is listed on the Amex, these financial and other suitability requirements will no longer apply to us. Accordingly, we have removed them from the restated bylaws.

Rights of Stockholders to Call Stockholder Meetings

     Our current bylaws provide that special meetings of the stockholders may be called at the request of stockholders holding at least 10% of the outstanding shares of our common stock. The restated bylaws provide that special meetings of the stockholders may be called only by the written request of our board of directors, chairman of the board, chief executive officer or president. This provision of the restated bylaws may have the effect of deterring a takeover of the company.

Advance Notice Procedures for Stockholder Business Proposals

     Other than the rights to call a special meeting described in the preceding paragraph, the current certificate and bylaws have no provisions regarding the proposal by stockholders of business to be considered at stockholder meetings. Section 2.6 of the restated bylaws provides that the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only

(1)	pursuant to the company’s notice of meeting,

(2)	by or at the direction of the board or

(3)	by any stockholder who was a stockholder of record at the time the notice provided for in Section 2.6 is delivered to the Secretary of the company, who is entitled to vote at the meeting and who complies with the detailed notice procedures provided in Section 2.6.

     In summary, for business to be properly brought before an annual meeting by a stockholder, the proposed must constitute a proper matter for stockholder action, and the stockholder must have given notice in writing to the Secretary of the company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after that anniversary date, the stockholder must deliver notice not earlier than the close of business on the 120th day before the annual meeting and not later than the close of business on the later of the 90th day before the annual meeting or the 10th day following the day on which the company makes a public announcement of the date of the meeting. To be effective, the notice must contain the detailed information prescribed by Section 2.6. The notice requirements will be deemed satisfied by a stockholder if the stockholder has notified the company of his or her intention to present a proposal at an annual meeting in compliance with SEC Rule 14a-8 and the stockholder’s proposal has been included in a proxy statement prepared by the company to solicit proxies for the annual meeting. Section 2.6 of the restated bylaws also provides that the only business that can be conducted at a special meeting of stockholders is the business that is brought before the meeting pursuant to the company’s notice of meeting.

     This provision of the restated certificate may have the effect of deterring a takeover of the company.

Rights of Stockholders to Take Action by Written Consent

     Delaware law provides that unless otherwise provided in the certificate of incorporation, any action required or that may be taken at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. The consents must be delivered to the corporation to be effective. Because our current certificate does not limit the right of the stockholders to act by consent, our stockholders now have that right.

     In contrast, the Article 10 of the restated certificate expressly states that no action that is required or permitted to be taken by the stockholders at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

     The purpose of this feature of the restated certificate to require that any action to be taken by our stockholders may only be done at a meeting of stockholders duly held upon prior notice. If the restated certificate is adopted, stockholders would no longer have the ability to transact business or take action by a consent in writing signed by the holders of at least a majority of the issued and outstanding shares of the company, without a meeting and without prior written notice. This provision of the restated certificate may have the effect of deterring a takeover of the company.

Board of Directors

     Number of Directors

     Our current bylaws provide for a board of directors of between three and seven members, as fixed from time to time by the stockholders or the directors, and provide that each director will hold office until the next annual meeting. Currently, the stockholders or the board can increase and decrease the number of directors. Under the restated bylaws, the board will consist of from three to 10 directors serving staggered or classified terms as described below, with the actual number determined by resolution of the board, elected by the stockholders at the annual meeting of stockholders. The number of directors may be increased or decreased within those limits by the board of directors.

     Although we do not currently have any proposed nominees to be additional directors, we believe that increasing the maximum number of directors from seven to 10 would provide us with the opportunity to improve our corporate governance by recruiting experienced corporate executives to become directors in the future. The restated bylaws would provide the board with the authority to increase the number of directors, currently set at seven, to 10. In this event, Delaware law and our bylaws would allow the board of directors to fill the three new board seats with candidates chosen by the board, without any further action on the part of our stockholders. The board has no immediate plans to increase the board to greater than the seven directors currently standing for election.

     Staggered Terms for Members of the Board of Directors

     The current bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or bylaws approved by stockholders that provide for a staggered, or classified, board of directors. To enhance continuity and stability of the board of directors and the policies formulated by the board, the proposed restatements will divide the board into three classes, as nearly equal in number as possible. After an initial transitional arrangement, directors will serve for three years, with one class being elected each year, as explained below.

     Specifically, the restated certificate provides that directors will be classified into three classes, as nearly equal in number as possible:

•	nominees in Class I are nominated for a one-year term, to serve as directors until the 2003 annual meeting of stockholders,

•	nominees in Class II are nominated for a two-year term, to serve as directors until the 2004 annual meeting of stockholders, and

•	nominees in Class III are nominated for a three-year term, to serve as directors until the 2005 annual meeting of stockholders.

Each director will serve until the end of the term specified and until his or her successor is duly elected and qualified. At each annual meeting of stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

     In the opinion of the board, the proposed amendments are desirable to help ensure stability and continuity in the management of the company’s business and affairs. Although there have been no problems with respect to stability or continuity of the board in the past (other than the consensual change in the board’s membership in August 2001), the board believes that the longer time required to elect a majority of a classified board will help to prevent the occurrence of such problems in the future. The board also believes that the proposed amendments are desirable to help discourage hostile attempts to take control of the company.

     This provision of the restated certificate may have the effect of deterring a takeover of the company.

     Advance Nomination Procedures for Nominations of Directors by Stockholders

     The current certificate and bylaws have no provisions regarding the nominations of directors. Section 2.6 of the restated bylaws provides that nominations of persons for election to the Board may be made at an annual meeting of stockholders only

(1)	pursuant to the company’s notice of meeting,

(2)	by or at the direction of the board or

(3)	by any stockholder who (a) was a stockholder of record when he or she delivered the notice specified in Section 2.6, (b) is entitled to vote at the meeting and (c) complies with the detailed notice procedures provided in Section 2.6.

     In summary, for a stockholder to bring a nomination before an annual meeting, the stockholder must have given notice in writing to the Secretary of the company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after that anniversary date, the stockholder must deliver notice not earlier than the close of business on the 120th day before the annual meeting and not later than the close of business on the later of the 90th day before the annual meeting or the 10th day following the day on which the company makes a public announcement of the date of the meeting. To be effective, the notice must contain the detailed information prescribed by Section 2.6. The notice requirements will be deemed satisfied by a stockholder if the stockholder has notified the company of his or her intention to present a proposal at an annual meeting in compliance with SEC Rule 14a-8 and the stockholder’s proposal has been included in a proxy statement prepared by the company to solicit proxies for the annual meeting. Section 2.6 of the restated bylaws also provides similarly detailed notice provisions regarding nominations for directors to be elected at special meetings.

     This provision of the restated certificate may have the effect of deterring a takeover of the company.

     Removal of Directors

     The current certificate provides that any director or the entire board of directors of the company may be removed at any time by the affirmative vote of the holders of a majority or more of the outstanding shares of capital stock of the company entitled to vote in the general election of directors cast at a meeting of the stockholders called for that purpose. The current bylaws provide that a director who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony involving moral turpitude shall not be qualified to be a director, and the board may declare vacant the office of a director who is so disqualified. The current bylaws also provide that directors may be removed without cause by vote of holders of a majority of the outstanding shares of common stock.

     The restated bylaws provide that any director, or the entire board, may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares of capital stock of the company entitled to vote generally in the election of directors, voting together as a single class. This provision of the restated certificate may have the effect of deterring a takeover of the company.

     Filling of Vacancies on the Board of Directors

     The current certificate provides that any vacancies in the board for any reason, and any created directorships resulting from any increase in the directors, may be filled by the board, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election for which directors shall have been chosen and until their successors shall be elected and qualified. The current bylaws are consistent with the current certificate, except that they provide that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote This provision of the bylaws is probably ineffective because it is inconsistent with the certificate, which prevails over the bylaws when they are inconsistent.

     The restated certificate provides that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified.

     Liability and Indemnification of Directors

     The current certificate provides that the company shall to the full extent permitted by applicable law indemnify all persons whom it may indemnify under law. We have decided that this provision is overly broad and have removed it from the restated certificate. Article IX of our current bylaws contains provisions that deal with the duties of our officers, directors, agents and employees and contains the procedures and requirements for indemnification in third party actions against these parties. Article 8 of the restated bylaws includes a somewhat narrower indemnification provision that covers, generally, our directors and officers, to the maximum extent allowed under Delaware law. We have entered into indemnification agreements with our existing officers and directors that in some respects offer broader or more detailed indemnification rights to these persons than they would have under either the current or the restated indemnification provisions. These agreements will remain in place. The board believes that the provisions of the restated certificate and bylaws are more in line with the indemnification policies of similarly situated Delaware REITs. Under Delaware law, the board retains the authority to indemnify officers, agents and employees if those officers, agents or employees, as applicable, meet certain standards of conduct.

     Both the current and the restated certificates contain essentially identical provisions excluding directors for liability to the company, with certain exceptions.

Amendment of Bylaws

     The current certificate and bylaws give the board – acting unilaterally without stockholder consent – the right to adopt, amend, or repeal bylaws, but the stockholders, by the affirmative vote of a majority of the outstanding shares, may adopt additional bylaws and may amend or repeal any bylaw whether or not adopted by them.

     The proposed restatements are in substance identical to the current certificate and bylaws in this respect. The restated certificate gives the board the express authority to make, amend or repeal the bylaws in furtherance of and not in limitation of the powers conferred on the board by statute. The certificate further provides that the stockholders may also from time to time make, amend or repeal the bylaws by an affirmative vote of holders of a majority of the total number of votes of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. The restated bylaws conform to the restated certificate.

Transactions with Affiliates

     Transactions with the directors are currently governed by the bylaws. The current bylaws require that the independent directors must approve or ratify any transaction with any of our directors, officers, employees or agents, except with respect to certain transactions that by their terms are governed by the bylaws. Transactions with affiliates may be considered not to be made at arm’s-length. The restated bylaws do not contain these restrictions, but the company has adopted policies to address director conflicting interest transactions. See “Proposed Policies for Investment, Financing and Conflicts of Interest – Conflict of Interest Policies After the Restated Certificate and Bylaws Become Effective.”

Anti-takeover Effects of the Proposed Restatements

     Summary of Anti-takeover Provisions in the Proposed Restatements

     As noted above in the explanations of the significant changes that the proposed restatements will make in the current certificate and bylaws, a number of the provisions have or may have the effect of deterring a takeover of the company. These provisions include:

•	revised REIT protective provisions that lower the permitted percentage ownership limits for anyone other than Mr. Meredith to 5.0% from 9.9%;

•	establishment of a classified board of directors with staggered, three-year terms;

•	provisions giving the board of directors sole power to set the number of directors;

•	provisions giving stockholders the right to remove directors only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares;

•	prohibition on stockholders from calling special meetings of stockholders; and

•	establishment of advance notice requirements for stockholder proposals and nominations for election to the board of directors at stockholder meetings.

     These provisions may prevent our stockholders from receiving the benefit from any premium to the market price of our common stock offered by a bidder in a takeover context. Even in the absence of a takeover attempt, the existence of these provisions may adversely affect the prevailing market price of our common stock if they are viewed as discouraging takeover attempts in the future. These provisions may facilitate management entrenchment that may delay, defer or prevent a change in our control, which may not be in the best interests of our stockholders. For this reason, the current directors and executive officers of the company may have a substantial interest in the approval of the proposed restatements that stockholders of the company may not share. For the reasons explained in the following section, however, the directors have concluded that, on balance, these provisions are in the best interests of the company and its stockholders.

     Reasons for the Proposed Restatements

     As noted above, the board of directors has decided that the company’s governing documents should be revised and updated to give management the flexibility it needs to compete more effectively. Given the decision to revise and update the certificate and bylaws for competitive reasons, the board also determined that it was appropriate to examine whether the anti-takeover features of the certificate and bylaws were adequate or similarly needed to be updated. The proposed restatements are not in response to any present effort, of which we are aware, to accumulate our common stock or to obtain control of the company. The board of directors has observed, however, the relatively common use of certain coercive takeover tactics, including tender offers made at less than a full and fair price, which may be combined with a proxy contest or consent solicitation, that may lead to a failure to maximize stockholder value. In light of this concern, the board of directors has decided to include several provisions in the proposed restatements that are designed to serve as appropriate defenses to coercive tender offers or other coercive efforts to gain control of the company. The board does not presently intend to propose other anti-takeover provisions in future proxy solicitations, although it may do so.

     The board of directors believes that the use of certain takeover tactics, combined with the written consent process, can be highly disruptive to a corporation as well as divert valuable corporate resources and place undue pressure on a corporation’s board of directors and stockholders to act hastily and without complete information. These tactics can also result in a lost opportunity to consider fully all available alternatives before stockholders are forced to act.

     The board of directors believes that the best interests of our stockholders will be served by establishing appropriate defenses to coercive tender offers or other coercive efforts to gain control of the company. The elimination of the right of the stockholders to vote by written consent, the implementation of a staggered board, and the other provisions listed above should provide stockholders with a greater opportunity to maximize the value of their stock if superior financial alternatives are available.

     The board of directors believes that the approval and adoption of the proposed restatements should encourage those seeking to obtain control of the company to negotiate with the board of directors. The board of directors believes that if the company is to be acquired, the interests of the stockholders will best be served by a negotiated transaction that results from careful consideration of all strategic alternatives available to the company and its stockholders, in addition to the proposed terms of any takeover proposal, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders, the form of consideration paid and the tax effects of the transaction. The proposed restatements will render more difficult, but not prevent, the accomplishment of unsolicited tender offers and the assumption of control by another entity or group of stockholders, or the removal of current management and the board of directors.

     Existing Anti-Takeover Devices

     Current Certificate of Incorporation. The current certificate does not contain provisions that we intend to serve as anti-takeover devices. The certificate of incorporation does authorize, however, 5,000,000 shares of common stock, which are approximately 2,000,000 more shares than the number of shares currently outstanding. The company could issue, within the limits imposed by applicable law, shares of authorized and available common stock as a means to dilute public ownership of the company and thereby discourage a potential adverse acquiror from seeking control of the company.

     Current Bylaws. Section 6.5 of our current bylaws provides that no person can own more than 9.9% of our outstanding shares. This provision, which is intended to protect our status as a REIT under the Federal tax laws, may delay, defer or prevent a change in our control because it limits the ability of a hostile party to accumulate a position in our stock in excess of the stated limit.

     Delaware Law. Section 203 of the Delaware General Corporation Law provides, in relevant part, that the corporation shall not engage in any business combination for a period of three years following the time on which such stockholder first becomes an “interested stockholder” unless

(a)	before the stockholder first becomes an “interested stockholder,” the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an “interested stockholder,”

(b)	upon becoming an “interested stockholder,” the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or

(c)	on or after the time on which the stockholder becomes an “interested stockholder,” the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the “interested stockholder.”

     This statute does not presently apply to us because we do not have a class of voting stock that is:

(a)	listed on a national securities exchange,

(b)	authorized for quotation on The NASDAQ Stock Market or

(c)	held of record by more than 2,000 stockholders.

When our shares are listed on the Amex, Section 203 will apply to us.

     Although Section 214 of the Delaware General Corporation Law provides that a corporation’s certificate of incorporation may provide for cumulative voting for directors, our certificate does not provide for cumulative voting. As a result, the holders of a majority of the shares of common stock have the ability to elect all of the directors being elected at any annual meeting of stockholders.

     Anti-takeover Effects of the Proposed Restatements

     Elimination of Right of Stockholders to Act by Written Consent. The board has determined that the ability of stockholders to act by written consent makes the company especially vulnerable to the threat of an unsolicited hostile takeover attempt by means of a tender offer combined with a consent solicitation to remove the existing directors without a meeting of stockholders. Because this type of takeover tactic potentially could be accomplished within the minimum 20 business day period prescribed under Federal tender offer rules, barring any regulatory delays, the board of directors may not have sufficient time to explore, evaluate and present to stockholders financial alternatives that may be superior to the unsolicited offer.

     Staggered Board and Other Director Provisions. The staggered board provisions may mean that any effort to obtain control of our board of directors by causing the election of a majority of the board of directors may require more time than would be required without a staggered election structure. Currently, a change in control of the board can be made by stockholders holding a plurality of the votes cast at a single annual meeting of stockholders. If the company implements the proposed restatements, it will take at least two annual meetings of stockholders for even a majority of stockholders to make a change in control of the board, because only a minority of the directors will be elected at each meeting. Similarly, the provisions giving the board of directors sole power to set the number of directors and giving stockholders the right to remove directors only for cause will have the effect of making it considerably more difficult to effect a change in management.

     Advance Notice Procedures for Stockholder Business Proposals and Nominees for Directors. The restated bylaws require stockholders to comply with specific notice procedures to nominate candidates for election as directors and to bring proposals before an annual meeting of stockholders. The purpose of the nomination procedure is to afford the board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the board is focused on nominations and, to the extent the board deems necessary or desirable, to inform stockholders about the qualifications of the proposed nominee. The purpose of the business procedure is to provide a more orderly procedure for conducting annual meetings of stockholders. Also, the business procedure gives the board a meaningful opportunity to analyze the proposals and to decide whether it is appropriate either (a)

to omit the proposal or (b) to inform stockholders, before the meeting, of any proposal to be introduced at the meeting and to recommend to stockholders how to vote on the proposal. The board believes that this will enable stockholders better to determine whether they desire to attend the meeting or grant a proxy to the board regarding the proposal.

     Although these advance notice procedures do not give the board the power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders, they could have the effect of making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting.

     Reduced Percentage Ownership Limit. The restated certificate provides that no person other than Mr. Meredith can own more than 5.0% of our outstanding shares, a material decrease from the 9.9% ownership limit specified in our current bylaws. This provision, although intended to protect our status as a REIT under the Federal tax laws, may delay, defer or prevent a change in our control because it limits the ability of a hostile party to accumulate an even smaller position in our stock.

     Prohibition on Stockholders from Calling Special Meetings of Stockholders. The restated bylaws prohibit our stockholders from calling special meetings of stockholders. This will have the effect of forcing a hostile party to wait to mount a proxy context until the next annual meeting.

     Even though the board believes that the proposed restatements would help to protect the company’s stockholders and may help the company obtain the best price in a potential transaction, stockholders should also note that there are certain disadvantages to the proposed restatements. The proposed restatements may have the effect of deterring or delaying certain types of takeover attempts that incumbent directors may not approve, but that the holders of a majority of the shares of common stock may deem to be in their best interests or in which some or all of the company’s stockholders may receive a substantial premium over the prevailing market price of their shares of common stock. The proposed restatements may delay the assumption of control by a holder of a large block of common stock and the removal of incumbent directors and management, even if that removal may be beneficial to some or all of the company’s stockholders. By discouraging takeover attempts, the proposed restatements also could have the incidental effect of inhibiting the temporary fluctuations in the market price of common stock that often result from actual or rumored takeover attempts.

     The board of directors recognizes that a takeover might in some circumstances be beneficial to some or all of the company’s stockholders, but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the proposed restatements. The board of directors further believes that it is preferable to act on the proposed restatements now when they can be considered carefully rather than hastily during an unsolicited bid for control.

Risk Factors Associated with Proposals 1 and 2

     Stockholders should consider carefully the specific risks described below as well as the other information contained in this proxy statement in evaluating the potential advantages, disadvantages, terms and conditions of Proposals 1 and 2:

Adoption of the proposed restatements will give our management significantly greater flexibility in running our business, and management may use this flexibility in ways with which stockholders may disapprove and that may lead to a decline in the value of our stock.

     Our current bylaws place various restrictions on the ability of our management to enter into certain transactions. The proposed restatements do not contain these policies. Although the board has adopted policies that deal with some of the same topics as the policies specified in the current bylaws, the board may amend some of these policies at any time without stockholder approval. Accordingly, management may use its increased flexibility in ways with which stockholders may disapprove.

The proposed restatements contain anti-takeover provisions that may adversely affect the value of your investment in several ways.

     The anti-takeover provisions contained in the proposed restatements may prevent our stockholders from receiving the benefit from any premium to the market price of our common stock offered by a bidder in a takeover context. Even in the absence of a takeover attempt, the existence of these provisions may adversely affect the prevailing market price of our common stock if they are viewed as discouraging takeover attempts in the future. The proposed restatements may also make it difficult for stockholders to replace or remove our management. These provisions may facilitate management entrenchment that may delay, defer or prevent a change in our control, which may not be in the best interests of our stockholders.

PROPOSAL 3:
ELECTION OF DIRECTORS

     Applicable Procedure if the Stockholders Approve Proposals 1 and 2 and They Become Effective. Included in this proxy statement are Proposals 1 and 2: Amendment and Restatement of the Company’s Certificate of Incorporation, and Amendment and Restatement of the Company’s Bylaws. If the stockholders approve these procedures and they become effective, they will apply to this election of directors as described below. A feature of these proposals is the classification of the board of directors, which if approved, would classify the board into three classes, described as follows:

•	nominees in Class I are nominated for a one-year term, to serve as directors until the 2003 annual meeting of stockholders,

•	nominees in Class II are nominated for a two-year term, to serve as directors until the 2004 annual meeting of stockholders, and

•	nominees in Class III are nominated for a three-year term, to serve as directors until the 2005 annual meeting of stockholders.

Each director will serve until the end of the term specified and until his or her successor is duly elected and qualified. At each annual meeting of stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified. If Proposals 1 and 2 are approved by the stockholders but their implementation is delayed until the company’s shares are listed on the Amex, the directors will be deemed to have been elected for a one-year term until the next annual meeting of stockholders and until their successors shall be duly elected and shall have qualified, except that when the shares are listed and the proposed restatements become effective, the classification described above will be implemented without any further action by our stockholders. Please see Proposals 1 and 2: Amendment and Restatement of the Company’s Certificate of Incorporation, and Amendment and Restatement of the Company’s Bylaws.

     Applicable Procedure if the Stockholders Do Not Approve Proposals 1 and 2. If the stockholders do not approve Proposals 1 and 2, all nominees will be deemed nominated for a one-year term until the next annual meeting of stockholders and until their successors shall be duly elected and shall have qualified.

     Our stockholders will elect seven directors at this annual meeting. Unless otherwise specified on the proxy card, the persons named as proxies will vote in favor of the election of the persons named below as nominees. All nominees currently serve as our directors. If any person nominated by the board fails to stand for election or is unable to accept election, the persons named as proxies will vote in favor of the election of another person recommended by the board of directors.

The board of directors recommends a vote FOR each of the listed nominees.

Information about Director Nominees

     Each of the seven director nominees currently serves as a director, except that E. Andrew Isakson is being nominated to fill the position being vacated by David C. Harrison, who is not standing for reelection. Their ages as of August 1, 2002, their classes if the proposed restatements are adopted and their positions with the company, if applicable, are as follows:

Name	Class	Age	Position with Company

Allen K. Meredith	III	53	President, Chairman of the Board and Chief Executive Officer
E. Andrew Isakson	I	50	Director
Patricia F. Meidell	III	61	Director
James P. Moore	II	47	Director
Neal E. Nakagiri	III	48	Director
John H. Redmond	II	60	Director
Eric P. Von der Porten	I	44	Director

     All nominees have consented to being named in this proxy statement and to serve if elected. Our stockholders will have an opportunity on their proxy cards to vote in favor of one or more director nominees while withholding their authority to vote for one or more director nominees.

August 2001 Change in Control of the Company

     Five of our seven current directors were appointed to the board in August 2001. On August 22, 2001, the previous board appointed Neal E. Nakagiri to fill one of the currently vacant directorships. Director W. Thomas Maudlin, Jr. then resigned, effective immediately. Director Steve Bridges then resigned, effectively immediately. Following those actions, director James W. Coulter and Mr. Nakagiri, constituting a quorum of the remaining directors, appointed Allen K. Meredith to the board. Mr. Coulter resigned, effective immediately. Mr. Meredith and Mr. Nakagiri, constituting a quorum of the remaining directors, then appointed Patricia F. Meidell and James P. Moore to the board. On August 22, 2001, director George Young resigned, effective immediately, and Ms. Meidell, Mr. Meredith and Mr. Nakagiri then appointed John H. Redmond to the Board. The new directors paid no consideration to assume control from the former directors. Mr. Meredith, Mr. Nakagiri, Ms. Meidell, Mr. Moore and Mr. Redmond were all elected as directors at our 2001 annual meeting of stockholders held on October 2, 2001. (Two other directors – Mr. Harrison and Mr. Von der Porten – were appointed by the board in December 2001.)

     In connection with becoming a director and Chairman of the Board in August 2001, Mr. Meredith informed the company that he or his affiliate intends to offer to enter into a stock purchase agreement with the company by which Mr. Meredith would agree to acquire, initially, an aggregate of up to 9.8% of the outstanding common stock at a mutually agreeable price per share. Mr. Meredith and the company originally contemplated that, subject to the negotiation and execution of a definitive stock purchase agreement, the proposed stock purchase would be effected on or before March 31, 2002. Mr. Meredith has not purchased any currently outstanding shares to date due to (a) advice from securities counsel that he should not buy shares from our stockholders until all material nonpublic information had been publicly disclosed, and (b) the lack of a trading market to purchase currently outstanding shares. Further, due to the complexity and cost of purchasing newly issued shares from the company in the absence of an active trading market, Mr. Meredith has not purchased newly issued shares from the company to date. Mr.

Meredith and the company now contemplate that he will acquire shares of our common stock by means of one or more of the following methods, including a combination of them:

•	a tender offer to all of the company’s stockholders;

•	privately negotiated purchases from the company’s stockholders; or

•	a purchase directly from the company of newly issued shares of common stock.

We cannot assure you that the company will accept an offer from Mr. Meredith along the lines described above, that Mr. Meredith will make such an offer, or that any transaction of that nature will be completed by the end of 2002 or at any time thereafter. Because the restated certificate will permit Mr. Meredith to acquire up to 29% of the outstanding common stock, he has a substantial interest in the stockholders’ approval of the restated certificate.

Biographical Information for Director Nominees

     The following paragraphs provide biographical information about our director nominees. Each of the nominees other than Mr. Isakson is currently a director.

     Allen K. Meredith has served as Chairman of the Board, President and Chief Executive Officer since his appointment in August 2001. Before joining our company, Mr. Meredith had over 23 years of experience in the real estate business. Since 1994, Mr. Meredith has served as President and Chief Executive Officer of Meredith Partners, where he specialized in acquiring, rehabilitating and managing suburban office and industrial commercial properties in California, including the recent acquisition and rehabilitation of the one million square-foot former Firestone Tire manufacturing facility in Los Angeles. From 1991 to 1994, Mr. Meredith was President and Chief Executive Officer of the Trammell Crow Company, a real estate development company, where he oversaw property development, acquisition and disposition, facility and construction management, and leasing and property management for 33.1 million square feet of high-rise, office, shopping center and industrial properties. Mr. Meredith has an M.B.A. from Harvard University and a B.A. in Economics from Stanford University.

     E. Andrew Isakson is a nominee for director. Mr. Isakson has served as a director and President of Isakson-Barnhart Properties, Inc. (and predecessor companies) since 1982 and is a General Partner of Isakson-Barnhart Development Co., LLC. He has over 25 years of experience in commercial real estate in Atlanta and the Southeast developing, owning and managing office and retail space. Currently, Isakson-Barnhart Properties manages over 1.0 million square feet of retail and office space in Georgia, North Carolina and Tennessee. Isakson-Barnhart Development Co., LLC has developed over 2.2 million square feet of retail space since its inception. Mr. Isakson has been a licensed real estate broker since 1974 and received a B.A. from Vanderbilt University.

     Patricia F. Meidell has served as one of our directors since August 2001. Ms. Meidell has served as the President of American Retirement Planners since 1996. She is a Certified Financial Planner and NASD Registered Principal with Associated Securities Corp. and a director of Associated Financial Group, Inc. She earned her first securities license in 1972 and has owned a financial services business since 1982. She received her B.S. from Idaho State University, an M.S. from the University of Arizona, and has done post-graduate work in counseling.

     James P. Moore has served as one of our directors since August 2001. Mr. Moore has been an officer of Banc One Capital Markets, Inc. (previously First Chicago) for 17 years. His most recent responsibilities are as Senior Vice President and Regional Manager, running the Western Division of the National – Large Corporate Department. As head of the office, his responsibilities included managing the team responsible for all banking and investment banking products, advice and services for large corporations headquartered in the 11 Western states. Mr. Moore has spent a total of 13 years of his career in real estate financial services, including five years as the head of the Western Division of the Real Estate Department for First Chicago. Mr. Moore holds a B.S. in Business Administration (Finance and Real Estate) from the University of Southern California.

     Neal E. Nakagiri has served as one of our directors since August 2001. Mr. Nakagiri was appointed President and Chief Executive Officer of Associated Financial Group, Inc. (“AFG”) in January 2000. Mr. Nakagiri is also a director of AFG. He is President of two wholly owned subsidiaries of AFG – Associated Securities Corp. (“ASC”), a general securities broker-dealer and SEC registered investment advisor, and Associated Planners Investment Advisory, Inc., an SEC-registered investment advisor. In addition, Mr. Nakagiri is an officer and director of West Coast Realty Advisors, Inc. and West Coast Realty Management, Inc., which served as our advisor and manager, respectively, until March 31, 2002. He is a member of the State Bar of California and the Compliance and Legal Division of the Securities Industry Association (SIA). He is registered as a general securities, financial, options and municipal securities principal. Mr. Nakagiri is also a member of the NASD District #2 (Los Angeles) committee and serves on the SIA Independent Firms committee as Chairman. Mr. Nakagiri has a B.A. degree in Economics from the University of California at Los Angeles and a J.D. from Loyola Law School of Los Angeles.

     John H. Redmond has served as one of our directors since August 2001. Mr. Redmond has been active as a real state advisor for over 30 years. From 1995 to the present, Mr. Redmond has served as President of John H. Redmond, Real Property Advisors, a real estate consulting firm in San Francisco. Before 1995, Mr. Redmond was associated with Coldwell Banker & Company, Grubb & Ellis Real Estate Services and was a founder of The Rubicon Group. He also worked for Coopers & Lybrand as an accountant early in his career. Mr. Redmond has a B.A. from the University of Scranton and an M.S. from Boston University.

     Eric P. Von der Porten has served as one of our directors since December 2001. Since February 1997, Mr. Von der Porten has been the investment manager for Leeward Capital, L.P., a private investment partnership focusing on small cap value stocks and other securities. For the prior six years, he was a partner in the investment banking firm of Leveraged Equity Management, Inc. Mr. Von der Porten holds an M.B.A. from the Stanford Graduate School of Business and an A.B. from the University of Chicago.

Board Organization and Meetings

     We currently maintain one board committee – our audit committee, which we established in March 2002. We do not have standing compensation, nominating or executive committees. Our board of directors nominates candidates to stand for election as directors and has designated a compensation committee to administer our 2002 Stock Incentive Plan if our stockholders approve it.

     During 2001, the board of directors held two meetings in person and five telephonic meetings. All of our directors attended 75% or more of all board meetings, except for our former director George Young, who attended three of the five meetings held in 2001 while he was a director.

Audit Committee and Audit Committee Report

     Our board established our audit committee on March 13, 2002. The audit committee is composed of John H. Redmond, its chair; David C. Harrison; and Eric P. Von der Porten. Each of these members is considered “independent” under the applicable policy of the Amex. The audit committee:

•	makes recommendations concerning the engagement of the independent auditors (although we engaged our auditors for the 2001 financial statements before the audit committee was created),

•	reviews with the auditors the results of the audit engagement,

•	approves professional services provided by the auditors,

•	reviews the independence of the auditors, and

•	reviews the adequacy of our internal accounting controls.

On March 13, 2002, the audit committee adopted a charter, a copy of which is attached as Appendix C. The audit committee reports its findings to the board and has met twice to date in 2002, once regarding our audited financial statements for 2001 as noted below, and once regarding our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

     The audit committee has reviewed and discussed our audited financial statements for 2001 with management and recommended to the board of directors that those financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, a copy of which is enclosed with these proxy materials. In addition, the audit committee has discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61; it has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1; and it has discussed with the independent auditors the independent auditor’s independence from the company and our management. The audit committee reported its findings to our board of directors. The audit committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

Submitted by:

John H. Redmond, Chair	David C. Harrison	Eric P. Von der Porten

Fees to BDO Seidman, LLP

     Audit Fees. The aggregate fees billed for professional services rendered by our independent auditors, BDO Seidman, LLP, during the 2001 fiscal year for audit of our annual consolidated financial statements and review of those financial statements included in its quarterly reports filed on SEC Form 10-Q totaled $56,735.

     Financial Information Systems Design and Implementation Fees. We did not engage the independent auditors to provide, and the independent auditors did not bill for, professional services regarding financial information systems design and implementation during the year ended December 31, 2001.

     All Other Fees. The aggregate fees billed for professional services by our independent auditors to provide other non-audit services, including, among others, tax preparation and internal audit services, during the 2001 fiscal year totaled $6,280.

Director Compensation

     We pay each independent director $500 for each meeting of the board of directors attended in person and $200 for each telephonic board meeting. We reimburse all directors and officers for any out-of-pocket expenses they incur in connection with attending any board or committee meeting and for carrying on the business of the company. During 2001, we paid a total of $4,600 to our independent directors, excluding reimbursements for expenses.

Other Executive Officer

     Charles P. Wingard, 44, was appointed to serve as our Vice President and Acting Chief Financial Officer in October 2001, and to serve as our Secretary in May 2002. From August 2000 to September 2001, Mr. Wingard served as senior vice president and chief financial officer of VelocityHSI, Inc. a publicly traded provider of high-speed Internet services to the apartment industry that was spun-off from BRE Properties, Inc. in August 2000. In August 2001, VelocityHSI, Inc. filed for protection under Chapter 7 of the U.S. Bankruptcy Code. From August 1996 to August 2000, Mr. Wingard was Vice President and Director of Financial Reporting for BRE Properties, Inc., a publicly traded real estate investment trust with over $1.5 billion in assets, where he was responsible for securities filings and compliance, loan administration and financial reporting. Mr. Wingard is a Certified Public Accountant and holds a B.S. in Accounting and Finance from the University of California, Berkeley.

Security Ownership of Certain Beneficial
Owners and Management

     The following table sets forth information as of July 31, 2002 regarding beneficial ownership of shares of common stock held by each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, each of our directors, each of our executive officers and all directors and executive officers as a group. The business address for each of these individuals is 3000 Sand Hill Road, Building 3, Suite 140, Menlo Park, California 94025. Although our board has not granted any options to date, it anticipates granting options to some of our executive officers and directors as described in “Proposal 4: Approval of Our 2002 Stock Incentive Plan” below.

	Shares of Common
	Stock Beneficially
Name of Beneficial Owner	Owned	Percent of Class

Allen K. Meredith	0	0%
Charles P. Wingard	0	0%
David C. Harrison	0	0%
Neal E. Nakagiri	22,556 (1)	0%
Patricia F. Meidell	1,500	*
James P. Moore	0	0%
John H. Redmond	0	0%
Eric P. Von der Porten	0	0%
E. Andrew Isakson	0	0%
All directors and executive officers as a Group (eight persons)	24,056	*

*	less than 1%

(1)	These shares are owned by wholly owned subsidiaries of Associated Financial Group, Inc. Mr. Nakagiri is a director and president of Associated Financial Group, Inc.

Executive Compensation

     Other than our employment agreement with Allen K. Meredith, our Chairman of the Board, President and Chief Executive Officer, we have no annuity, pension or retirement plans, or existing plan or arrangement pursuant to which compensatory payments are proposed to be made in the future to directors or officers. In addition, we have not made any equity-based grants, such as options or stock appreciation rights, since our inception. The following table summarizes the compensation paid to our Chief Executive Officer and our sole officer other than our Chief Executive Officer whose salary and bonus exceeded $100,000 or would have exceeded $100,000 on an annualized basis. During 2000 and 1999 and until we began paying consulting fees and then salaries to Mr. Meredith and Mr. Wingard in 2001 as noted below, we did not pay any direct or indirect compensation to our officers (including W. Thomas Maudlin, Jr., who served as our Chief Executive Officer in 2001 until August 22, 2001) because all officers of the company (a) were employees of West Coast Realty Advisors, Inc., the advisor to the company, or of the advisor’s affiliated entities, and (b) received no compensation directly from the company, including options, stock appreciation rights, or rights under any long-term incentive plan. The compensation arrangements with Mr. Meredith and Mr. Wingard were determined by negotiation when we hired them, and the board of directors conducted no deliberations concerning executive officer compensation in 2001. The board of directors has not adopted any executive compensation policies, including the specific relationship of corporate performance to executive compensation. The board of directors is currently considering adopting a 401(k) plan for the company’s employees.

Summary Compensation Table

	Annual Compensation

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)

Allen K. Meredith (2)	2001	88,204	0
Chairman of the Board, Chief	2000	–	–
Executive Officer, and President	1999	–	–

Charles P. Wingard	2001	20,821	0
Vice President and Acting	2000	–	–
Chief Financial Officer	1999	–	–

W. Thomas Maudlin, Jr.	2001	0	0
Former Chairman of the Board, Chief	2000	0	0
Executive Officer, and President	1999	0	0

(1)	Represents salary from August 2001 for Mr. Meredith and October 2001 for Mr. Wingard. Also, for Mr. Meredith, includes $25,000 in consulting fees paid in 2002 for consulting work prior to becoming an employee and for Mr. Wingard, includes $1,350 of income from consulting.

(2)	As part of Mr. Meredith’s employment agreement, we have agreed to grant him options to purchase 66,667 shares of our common stock (on a post-reverse split basis) at an exercise price equal to the fair market value at the grant date. One half of those options will vest upon the date of grant, and the remaining one half of the options will vest at a rate of 25% per quarter thereafter, provided Mr. Meredith continues to provide services to us. As of the date of this proxy statement, we have not granted any options to Mr. Meredith.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     Allen K. Meredith

     Effective August 22, 2001 and amended and restated on March 21, 2002, we entered into an employment agreement with Allen K. Meredith to serve as our Chairman of the Board of Directors, President and Chief Executive Officer for an initial term of one year, with automatic renewal on a year-to-year basis thereafter unless terminated in accordance with its terms. Certain material terms of this agreement follows:

     Base Salary. Mr. Meredith currently receives a base salary of $200,000. The base salary is fixed for the three-year term ending August 22, 2004.

     Annual Cash Bonus. Mr. Meredith will be eligible to receive an annual cash bonus in an amount, if any, to be determined in the sole discretion of the board of directors.

     Stock Options. Mr. Meredith will be granted options to purchase 66,667 shares of our common stock (on a post-reverse split basis) at an exercise price equal to the fair market value per share on the date of grant. One half of those options will vest upon the date of grant, and the remaining one half of the options will vest at a rate of 25% per quarter thereafter, provided Mr. Meredith continues to provide services to us. If Mr. Meredith is terminated other than for cause or resigns for good reason within a year after a significant corporate transaction (as defined), Mr. Meredith’s options will vest in full.

     Certain Severance Benefits. If, at any time during any automatic one-year renewal period, the employment of Mr. Meredith is terminated, he will be entitled to receive the benefits described below.

     Termination Other Than in Connection with a Change in Control:

•	If Mr. Meredith is terminated without cause or Mr. Meredith terminates for good reason (as defined), he will a receive a lump sum payment equal to his then-annual base salary plus an amount equal to the average of his annual bonus, if any, over the most recent three years.

•	Upon termination due to death or disability, Mr. Meredith or his estate will receive all salary accrued but unpaid to the date of termination.

•	Mr. Meredith may resign at any time upon 30 days written notice. Upon voluntary termination without good reason or if we terminate Mr. Meredith for cause, no further compensation will be payable to Mr. Meredith.

     Termination Following a Change in Control:

•	If Mr. Meredith is terminated or resigns within one year from a change in control, he will receive a lump sum payment equal to his then base salary plus an amount equal to the average of his annual bonus over the most recent three years, if any.

Compensation Committee Interlocks and Insider Participation

     During 2001, we did not have a compensation committee. None of our directors served on the compensation committee of another board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own beneficially more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of the forms they file. (To our knowledge, there are no persons or entities that beneficially own greater than 10% of our outstanding common stock.) To our knowledge, during the fiscal year ended December 31, 2001, our directors and executive officers complied with all applicable Section 16(a) filing requirements, except that all seven of our current directors – Allen K. Meredith, David C. Harrison, Patricia F. Meidell, James P. Moore, Neal E. Nakagiri, John H. Redmond and Eric P. Von der Porten – failed to file a Form 3 with the SEC within 10 days after becoming a director of the company. Similarly, our acting Chief Financial Officer, Charles P. Wingard, failed to file a Form a Form 3 with the SEC within 10 days after assuming that role. Although none of these persons owned any shares upon becoming a director or officer, as applicable, they were obligated to file a Form 3 reporting that fact.

Stock Price Performance Graph

     The stock performance graph below illustrates how an initial investment of $100 on December 31, 1997 in our common stock would have compared to an equal investment in the Standard & Poor’s 500 Stock Index or the Wilshire REIT Index maintained by the National Association of Real Estate Investment Trusts, Inc. Total return values for the common stock and for those two indices represent an estimate of the cumulative total returns from December 31, 1997 to December 31, 2001, assuming the reinvestment of all cash distributions on the distribution record date that the investor would have been entitled to receive. The interim measurement points show the value of $100 invested on December 31, 1997 as of the end of each year between 1997 and 2001.

     The stock performance graph was prepared from data provided by the American Partnership Board (“APB”). Our common stock currently does not trade on any organized exchange or in a reliable public market, but has traded from time to time through the APB. The APB matches potential buyers and sellers of our common stock through an auction system. Sales of our common stock, however, occur only occasionally and usually in very small volumes. For example, in 2001, the APB reported a total of 10 sale transactions involving our common stock, for an aggregate of approximately 23,783 shares. Before January 1, 1998, there is no data available from APB with respect to our common stock. No trades are reported by the APB on December 31 of the years identified below. Accordingly, to estimate the price of the common stock as of December 31 of a particular year, we have used the sales prices reported by the APB for the date closest to December 31 during the preceding 12 months. Stockholders are cautioned that the numbers used in this graph do not necessarily indicate the prices at which our common stock would trade in an active market. Additionally, the estimated returns, even if accurate, are not necessarily indicative of future performance.

Yearly Price	12/31/1997		12/31/1998	12/31/1999	12/31/2000		12/31/2001

Company Common Stock	$100	(1)	$79.3	$71.5	$74.3	(2)	$59.7
Wilshire REIT Index	100		83.0	80.9	106.0		113.3
S & P 500 Index	100		128.6	155.6	141.5		124.7

(1)	Before January 1, 1998, no data is available from APB. Because we sold an aggregate of 1,504,544 shares to the public from May 1996 to April 1998 for a price of $10 per share, we estimated a $10 share price for 1997.

(2)	Includes a $1.55 per share distribution of sale proceeds.

Certain Relationships and Related Transactions

     Through March 31, 2002, we had certain transactions arising out of our relationship with West Coast Realty Advisors, Inc. and West Coast Realty Management, Inc., which are wholly owned by Associated Financial Group, Inc. Two of our directors, Neal E. Nakagiri and Patricia F. Meidell, each of whom is a nominee for reelection as a director, are directors of Associated Financial Group, Inc. Mr. Nakagiri is also the president of Associated Financial Group, Inc. In addition, several persons who were our directors or executive officers during parts of 2001, but who are no longer directors or executive officers, were affiliated with West Coast Realty Advisors, West Coast Realty Management or Associated Financial Group, Inc. during the period West Coast Realty Advisors and West Coast Realty Management provided services to us. These former directors or executive officers are: W. Thomas Maudlin, Jr., John R. Lindsey and James E. Prock.

     None of the agreements and arrangements, including those relating to compensation, between us and West Coast Realty Advisors and West Coast Realty Management were the result of arm’s-length negotiations, although our independent directors annually reviewed the reasonableness of the compensation being paid under those arrangements. Those management and advisory relationships terminated effective March 31, 2002, and since that date we have been self-managed and self-administered.

     The following table summarizes the compensation incurred to West Coast Realty Advisors and West Coast Realty Management from January 1, 2001 through March 31, 2002.

		Amount Incurred
		from
Name of Entity Rendering		1/1/2001 to
Services to the Company	Type of Services Rendered	5/31/2002

West Coast Realty Advisors, Inc.	Real estate advisory services described in more detail below	$170,402	*

	Office space and support services including accounting and shareholder services	24,000

West Coast Realty Management, Inc.	Property management	185,342

*	Although we owed West Coast Realty Advisors this amount for its services through March 31, 2002, we have not paid West Coast Realty Advisors, which has waived its right to receive this payment.

     Under the terms of the advisory agreement as then in effect, West Coast Realty Advisors, Inc. undertook to use its best efforts to:

(a)	obtain or furnish and supervise the performance of such ministerial functions in connection with the administration of the day-to-day operations of the company;

(b)	serve as the company’s investment and financial advisor and provide research, economic and statistical data with respect to the making, holding, administration and disposition of the company’s investments;

(c)	investigate, select and oversee outside property managers and other independent third parties (e.g., consultants, developers, brokers, appraisers, etc.);

(d)	subject to board approval, make investments consistent with the policies and provisions of the company;

(e)	advise in connection with negotiations by the company with investment banking firms, securities brokers or dealers and other institutions or investors for public or private sales of securities of the company, or obtain loans for the company; and

(f)	provide, at the company’s expense, office space, office furnishings, personnel and other overhead items necessary and incidental to the Company’s business and operations.

Although the management and advisory relationships between West Coast Realty Advisors and us terminated effective March 31, 2002, we continue to use approximately 200 square feet of office space and obtain certain administrative support services for which we pay no compensation to Associated Financial Group, Inc.

     We have entered into an agreement to acquire a retail shopping center in Atlanta, Georgia for a gross purchase price of approximately $20,500,000, plus additional expenses associated with the inspection and closing. If we purchase this retail shopping center as we plan, we will make payments to or enter into ongoing arrangements with companies affiliated with two of our directors. We intend to pay a real estate brokerage commission of $100,000 to Isakson-Barnhart Properties, Inc. and to retain Isakson-Barnhart Properties, Inc. as the property manager. Under the proposed agreement, Isakson-Barnhart Properties would manage, maintain and operate the shopping center for us. In return for its services, we would pay a monthly property management fee to them equal to the greater of (a) 3% of the gross income of the property actually collected for that month or (b) $2,500. In addition, we would pay Isakson-Barnhart Properties a leasing commission, in the range of $2.00 to $4.50 per square foot depending on the size of the space and whether there is a co-broker, on new leases or expansion of current leases. We would also pay a construction maintenance fee of 5% of the total cost of tenant improvements or other construction where Isakson-Barnhart Properties supervises the project. The agreement would be renewable annually, and either party would be allowed to terminate the agreement upon 30 days’ prior written notice to the other. One of our director nominees, Mr. E. Andrew Isakson, is president of Isakson-Barnhart Properties, Inc. In addition, Mr. Isakson owns a 50% interest in a retail shopping center that is located adjacent to the retail shopping center that we intend to acquire. In addition, as part of the purchase transaction, we intend to pay a fee of $150,000 to Leeward Capital, L.P., a private investment partnership focusing on small cap value stocks and other securities, which has assisted us in negotiating the transaction. Mr. Eric P. Von der Porten, a current director and nominee, is the investment manager for Leeward Capital, L.P., although he has not been directly involved in the negotiations. If we do not purchase the shopping center, we will not pay these fees or enter into the management agreement.

PROPOSAL 4:
APPROVAL OF OUR 2002 STOCK INCENTIVE PLAN

     On July 19, 2002, the board approved the adoption of the West Coast Realty Investors, Inc. 2002 Stock Incentive Plan, which we refer to generally in this section as the plan. We are asking stockholders to approve and adopt the plan at the annual meeting. Our primary reason for adopting the plan is to permit the company to grant options previously promised to Allen K. Meredith, our President, Chief Executive Officer and Chairman of the Board of Directors – as disclosed to you in our September and December 2001 proxy statements – and to other employees. Unlike most of our public REIT competitors, the company has not previously had a stock option plan, and no options are currently outstanding. The board believes that granting options

•	is essential to attract, retain and motivate our employees,

•	fosters good employee relations and

•	helps align employee interests with other stockholders.

     The primary features of the plan are summarized below. This summary is qualified in its entirety, however, by reference to the plan, a copy of which is attached to this proxy statement as Appendix D. The numbers of shares referred to in the following description of the plan reflect the effectiveness of the reverse split, which will occur when the restated certificate is filed with the Secretary of State of Delaware after the stockholders approve it and our shares are listed on the Amex. If the stockholders approve the plan but not the restated certificate, however, the plan will still become effective. As of July 31, 2002, we had 2,927,967 shares outstanding, or approximately 976,000 shares outstanding on the post-reverse split basis on which the share numbers in this section are provided. In either event, the maximum number of shares of common stock that will be subject to outstanding options under the plan is equal to 15.4% of the outstanding shares.

The Board recommends a vote FOR the proposal to approve the 2002 Stock Incentive Plan.

2002 Stock Incentive Plan

     Our board of directors approved the plan on July 19, 2002, but the plan will not become effective unless and until our stockholders approve it at the annual meeting. The purpose of the plan will be to advance the interests of the company, its subsidiaries and its stockholders by affording some of our employees and directors an opportunity to acquire or increase their proprietary interests in the company. (Although the plan permits options to be granted to our key consultants and advisors, we have no plans to do so.) The objective of issuing stock options and granting restricted stock under the plan will be to promote our growth and profitability by providing award recipients with an additional incentive to achieve our objectives. By providing the opportunity to participate in our success and growth, we believe we will encourage award recipients to continue their association with or service to us.

     Our compensation and stock option committee (referred to in this section as the compensation committee), composed of at least two independent directors, will administer and grant awards under the plan. The initial members of the compensation committee will be John H. Redmond and James P. Moore. Awards may include, among others, incentive stock options, non-qualified stock options and grants of restricted stock. The compensation committee generally has discretion to determine the terms of an option grant, including the number of option shares, option price, term, vesting schedule, the post-

termination exercise period and whether the grant will be an incentive stock option or non-qualified stock option. Notwithstanding this discretion:

(a)	the number of shares subject to options granted to any individual in any fiscal year may not exceed 83,333 shares, except that an individual may be granted options for up to 33,333 shares upon the commencement of services to us, and those shares will not be counted against the 83,333 share limit;

(b)	if an option is intended to be an incentive stock option and is granted to a stockholder holding more than 10% of the combined voting power of all classes of the our stock or the stock of any subsidiary on the date of the grant of the option, the option price per share of common stock may not be less than 110% of the fair market value of that share at the time of grant; and

(c)	the term of an incentive stock option may not exceed 10 years, or five years if granted to a stockholder owning more than 10% of the total combined voting power of all classes of stock on the date of the grant of the option.

     The maximum number of shares of common stock that will be subject to outstanding options under the plan, determined immediately after the grant of any option, is 150,000 shares, subject to certain adjustments for stock splits and similar matters. Shares of common stock that are attributable to awards that have expired, terminated, or been canceled or forfeited during any calendar year are available for issuance or use in connection with future awards. As of the date of this proxy statement, we have no options outstanding, and we have no other stock option plans not approved by our stockholders.

     The board may at any time amend, suspend or terminate the plan. We must obtain stockholder approval of any plan amendment to the extent necessary to comply with applicable laws. No award may be granted during any suspension of the plan or after termination of the plan. Any amendment, suspension or termination of the plan shall not affect awards already granted, and those awards will remain in full force and effect as if the plan had not been amended, suspended or terminated, unless mutually agreed in writing otherwise between the grantee and the committee.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a public company’s tax deduction for compensation to the chief executive officer and four other most highly compensated executive officers in excess of $1,000,000 per person in any tax year. Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible. We intend that options granted with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant will qualify as “performance-based compensation,” although other awards under the plan may not so qualify.

Benefits Under the 2002 Stock Incentive Plan to Our Officers, Directors and Employees

     The following table describes, in the format prescribed by the SEC, the benefits anticipated to be available to our officers, directors and employees under the plan. The board has not yet granted options under the plan but anticipates granting the following options:

•	options to Mr. Meredith to purchase 66,667 shares under the terms of his employment agreement,

•	options to Mr. Wingard to purchase 16,667 shares,

•	1,667 to Krista Stocker, our newly hired property manager and

•	1,667 options to each of our directors other than Mr. Meredith and Mr. Nakagiri (for a total of 8,333 options to directors other than Mr. Meredith and Mr. Nakagiri).

     We currently have only four employees including Mr. Meredith, Mr. Wingard and Ms. Stocker. We do not yet know whether we will grant options to new employees we may hire, and if so, the amount of those options. Other than granting the options shown, the compensation committee will have the full discretion to grant options to officers, directors and employees within the overall limit of the number of options that may be granted under the plan.

NEW PLAN BENEFITS

West Coast Realty Investors, Inc. 2002 Stock Incentive Plan

Name and Position	Dollar Value	Number of Units

Allen K. Meredith Chairman of the Board, Chief Executive Officer and President	(1)	66,667	(2)

Charles P. Wingard Vice President and Acting Chief Financial Officer	(1)	16,667

Executive Group	(1)	83,334

Non-Executive Director Group	(1)	8,333

Non-Executive Officer Employee Group	(1)	1,667

(1)	The amount of the benefits is not presently determinable because we do not yet know the exercise price and in some instances, the number, of the options to be granted.

(2)	Stock options with a term of 10 years. One half of those options will vest upon the date of grant, as Mr. Meredith will have completed one year of service on August 22, 2002, and the remaining one half of the options will vest at a rate of 25% per quarter thereafter, provided Mr. Meredith continues to provide services to us.

Certain Federal Income Tax Effects

     The following discussion of the federal income tax consequences of the plan is intended to be a summary of applicable federal income tax law. State and local tax consequences may differ.

     Incentive Stock Options. A participant is not taxed on the grant or exercise of an incentive stock option. The difference between the fair market value of the shares on the exercise date and the exercise price, however, will be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the participant’s gain, if any, by a later disposition of those shares will be treated as long term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares, which generally equals the exercise price. If the participant disposes of stock acquired by exercising an incentive stock option before satisfying the one- and two-year holding periods described above, the participant will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of:

•	the amount realized on disposition less the participant’s adjusted basis in the stock (usually the option exercise price); or

•	the difference between the fair market value of the stock on the option exercise date and the option price.

     The balance of the consideration received on disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the incentive stock option. We are not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, we are entitled to an income tax deduction in the year the participant disposes of the shares, in an amount equal to the ordinary income recognized by the participant.

     Non-Qualified Options. Generally, a participant is not taxed on the grant of a non-qualified option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option exercise price and the fair market value of the shares on the date of the exercise. We are entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise. We do not receive an income tax deduction for this gain.

     Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable, a recipient will recognize ordinary income equal to the amount by which the restricted stock’s fair market value on the date that it vests exceeds the price paid for the restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to the amount by which the fair market value of the restricted stock on the date of grant exceeds the price paid for the restricted stock. If the employee makes that election, no additional income will be recognized when the stock vests or becomes transferable. If the shares are subsequently forfeited, a recipient making that election may be able to recognize a capital loss with respect to the amount, if any, paid for the restricted stock, but only to the extent the amount paid exceeds the amount realized by the employee on the forfeiture. The recipient will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price that was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the recipient either as additional compensation or, if the employee has made the election described above, as dividend income.

OTHER MATTERS

Independent Auditors for 2002

     We selected BDO Seidman, LLP, independent auditors, as our principal accounting firm to perform the audit for the year ended December 31, 2001, and we have engaged BDO Seidman to perform the SAS 71 reviews for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. The audit committee will review the selection of auditors for the audit of the year ended December 31, 2002 upon the completion of the SAS 71 review of the September 30, 2002 financial statements. A representative of BDO Seidman is expected to be present either in person or by teleconference at the meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he or she desires to do so. Approval of our accounting firm is not a matter that is required to be submitted to the stockholders.

Other Matters to be Presented at the Meeting

     The board of directors is not aware of any other matter that may properly come before the annual meeting. If any other matter not mentioned in this proxy statement is brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment and applicable law.

Annual Report for 2001

     Included with these proxy materials is a copy of our 2001 annual report on Form 10-K, without exhibits but including an exhibit index, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. Please direct your request to Charles P. Wingard, our Secretary and Chief Financial Officer, 3000 Sand Hill Road, Building 3, Suite 140, Menlo Park, California 94025.

     Please date, sign and return the enclosed proxy card in the enclosed envelope. Prompt response is helpful and your cooperation will be appreciated.

     Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ ALLEN K. MEREDITH

Allen K. Meredith Chairman of the Board, President and CEO

Appendix A-1

RESTATED CERTIFICATE OF INCORPORATION
OF
WEST COAST REALTY INVESTORS, INC.

     The following is the Restated Certificate of Incorporation (“Certificate”) of WEST COAST REALTY INVESTORS, INC. (the “Corporation”), originally incorporated as ASSOCIATED PLANNERS REALTY INVESTORS, INC., the name of which was subsequently changed to WEST COAST REALTY INVESTORS, INC. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 26, 1989.

     This Certificate was duly adopted by the board of directors of the Corporation (the “Board”) in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation as heretofore amended is hereby amended and restated to read in its entirety as follows.

Article 1
Name

     The name of the Corporation is WEST COAST REALTY INVESTORS, INC.

Article 2
Registered Office and Registered Agent

     The address of the Corporation’s registered office in the State of Delaware is 229 South State Street, City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

Article 3
Purpose

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article 4
Authorized Capital; Reverse Stock Split

     4.1.      Authorized Capital.

                4.1.1      The total number of shares of capital stock that the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares of common stock, par value $.01 per share (the “Common Stock”), or $150,000 par value in the aggregate.

                4.1.2      Except as may otherwise be provided in this Restated Certificate of Incorporation (this “Certificate”) or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

Appendix A-1 – Proposed Restated Certificate of Incorporation

                4.1.3      The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     4.2.      Reverse Stock Split.

                4.2.1       Effective as of the filing of this Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-three reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each three shares of common stock, par value $.01 per share (“Old Common Stock”), outstanding and held of record by each stockholder of the Corporation immediately before the Effective Time and each such share of Old Common Stock held in the treasury of the Corporation immediately before the Effective Time shall (a) be reclassified and combined into one share of Common Stock (as defined in Section 4.1.1(a) above), automatically and without any action by the holder thereof upon the Effective Time, and (b) shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by three times the then Market Price of the Old Common Stock as defined below.

                4.2.2      Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

Article 5
Rights and Restrictions of Common Stock

     5.1.      Restrictions on Transfer to Preserve Tax Benefit.

                5.1.1      Definitions.   For the purposes of this Article 5, the following terms shall have the following meanings:

     “Beneficial Ownership” shall mean ownership of Common Stock by a Person who would be treated as an owner of such shares of Common Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

     “Common Stock” shall mean the $.01 par value common stock issued by the Corporation.

     “Constructive Ownership” shall mean ownership of Common Stock by a Person who would be treated as an owner of such shares of Common Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

2

Appendix A-1 – Proposed Restated Certificate of Incorporation

     “Excluded Holder” shall mean Allen K. Meredith (and/or any Person who is a Beneficial Owner of shares as a result of the Beneficial Ownership of shares by Mr. Meredith).

     “Excluded Holder Limit” shall mean 29% of the outstanding shares of the Common Stock. For purposes of determining the Excluded Holder Limit, the amount of shares of Common Stock outstanding at the time of the determination shall be deemed to include the maximum number of shares that the Excluded Holder may Beneficially Own with respect to options issued pursuant to an option plan, but shall not include shares that may be Beneficially Owned solely by other Persons upon the exercise of options.

     “Market Price” shall mean the last reported sales price reported on the American Stock Exchange on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the American Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

     “Ownership Limit” shall initially mean five percent (5.0%) (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock, provided that after any adjustment as set forth in Sections 5.1.8 and 5.1.9, shall mean such greater percentage of the outstanding Common Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock.

     “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Common Stock for a period of 25 days following the purchase by such underwriter of the Common Stock.

     “Redemption Price” shall mean the price at which the Corporation shall be entitled to redeem shares of Common Stock which shall equal the lesser of (a) the price per share to be paid in the transaction which if effective would cause the Ownership Limit of the transferee to be violated or in the case of a gift, the Market Price of the shares of Common Stock as of the date of the gift; or (b) the Market Price of the shares of Common Stock on the date the Corporation calls such shares for redemption.

     “REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

     “Restriction Termination Date” shall mean the day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and only after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by the affirmative vote of a majority in voting power of the outstanding capital stock of the Corporation entitled to vote thereon at a meeting of stockholders called for that purpose.

3

Appendix A-1 – Proposed Restated Certificate of Incorporation

     “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Stock (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Common Stock or (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                5.1.2      Restriction on Transfers.   Subject to the provisions of Sections 5.1.8 and 5.1.9:

                             (a)       Prior to the Restriction Termination Date, no Person (other than the Excluded Holder) shall Beneficially Own shares of Common Stock in excess of the Ownership Limit, and no Person (other than the Excluded Holder) shall Constructively Own shares of Common Stock in excess of 5.0% of the outstanding Common Stock.

                             (b)       Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder) Beneficially Owning Common Stock in excess of the Ownership Limit or would result in the Excluded Holder Beneficially Owning Common Stock in excess of the Excluded Holder Limit shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit or Excluded Holder Limit, as applicable; and the intended transferee shall acquire no rights in such shares of Common Stock.

                             (c)       Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder) Constructively Owning Common Stock in excess of 5.0% of the outstanding Common Stock or would result in the Excluded Holder Beneficially Owning Common Stock in excess of 29.0% of the outstanding Common Stock shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Constructively Owned by such Person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock.

                             (d)       Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise beneficially owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock.

                5.1.3      Remedies For Breach.   If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 5.1.2 or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Common Stock in violation of Section 5.1.2, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, instituting proceedings to enjoin such Transfer or redeeming the shares of Common Stock purported to be transferred for an amount equal to their Redemption Price.

4

Appendix A-1 – Proposed Restated Certificate of Incorporation

                 5.1.4      Notice of Restricted Transfer.   Any Person who acquires or attempts to acquire Common Stock in violation of Section 5.1.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

                 5.1.5      Owners Required To Provide Information.   Prior to the Restriction Termination Date,

                             (a)       every Beneficial Owner of more than 5% (or such other percentage, between 1/2 of 1% and 5%, as provided in the Code) of the outstanding Common Stock shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT; and

                              (b)       each Person who is a Beneficial Owner or Constructive Owner of Common Stock and each Person (including the stockholder of record) who is holding Common Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

                5.1.6      Remedies Not Limited.    Subject to the provisions of Section 5.1.12, nothing contained in this Article 5 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

                5.1.7      Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Article 5, including any definition contained in Section 5.1.1, the Board of Directors shall have the power to determine the application of the provisions of this Article 5 with respect to any situation based on the facts known to it.

                5.1.8      Modification of Ownership Limit.   Subject to the limitations provided in Section 5.1.9, the Board of Directors may from time to time adjust the Ownership Limit with regard to any Person.

                5.1.9      Limitations on Modifications.

                             (a)       If the Ownership Limit of any Person shall be increased, the Ownership Limit of all other Persons shall be adjusted such that no five Persons Beneficially Own in excess of 49% of the Common Stock.

                             (b)       Prior to the modification of any Ownership Limit pursuant to Sections 5.1.8 or 5.1.10, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertaking or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

5

Appendix A-1 – Proposed Restated Certificate of Incorporation

                5.1.10      Exceptions.

                             (a)       The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits if such Person is not an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Common Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in the redemption of such Common Stock in accordance with this Article 5.

                             (b)       The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock in excess of 5.0% of the outstanding Common Stock if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 5.0% interest (as set forth in Section 856(d)(2)(B)), in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in the exemption of such shares of Common Stock in excess of 5.0% of the outstanding Common Stock in accordance with this Article 5.

                5.1.11      Termination of REIT Status.   The Corporation shall maintain its status as a REIT until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by the affirmative vote of a majority in voting power of the outstanding capital stock of the Corporation entitled to vote thereon at a meeting of stockholders called for that purpose.

                5.1.12      Stock Exchange Transactions.   Nothing in this Article 5 shall preclude the settlement of any transaction entered into through the facilities of any United States or foreign securities exchange or quotation system on which the stock of the Corporation is listed or admitted to trading. The fact that the settlement of any transaction may occur shall not negate the effect of any other provision of this Article 5 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article 5.

     5.2.       Legends for Common Stock Certificates.    Each certificate for Common Stock shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON STOCK IN EXCESS OF 5.0% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 5.0% OF

6

Appendix A-1 – Proposed Restated Certificate of Incorporation

THE OUTSTANDING COMMON STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO REDEEM SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED.”

     5.3      Severability.   If any provision of this Article 5 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

Article 6
Term

     The corporation is to have perpetual existence.

Article 7
Board of Directors

     7.1      In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, amend or repeal the Bylaws of the Corporation and to authorize and cause to be executed, mortgages and liens upon the property and franchises of the Corporation. The stockholders of the Corporation may also from time to time make, amend or repeal the Bylaws of the Corporation by an affirmative vote of a majority of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     7.2      The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. The total number of directors constituting the entire Board shall be not less than three nor more than ten, with the then-authorized number of directors being fixed from time to time by the Board.

     7.3      The Board shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the Effective Time; Class II directors shall initially serve until the second annual meeting of stockholders following the Effective Time; and Class III directors shall initially serve until the third annual meeting of stockholders following the Effective Time. Commencing with the first annual meeting of stockholders following the Effective Time, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible.

7

Appendix A-1 – Proposed Restated Certificate of Incorporation

     7.4      Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

     7.5      Any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Article 8
Place of Meetings; Election of Directors; and Special Meetings

     The stockholders and directors shall have the power to hold their meetings and to keep the books, documents, and papers of the Corporation outside the State of Delaware, at such places as may be from time to time designated by the Bylaws or by resolution of the stockholders or directors, except as otherwise may be required by the laws of Delaware. Election of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Special meetings of the stockholders for any purpose may be called at any time only by the written request of the Board, the Chairman of the Board, the Chief Executive Officer or the President of the Corporation. Such request shall state the purpose or purposes of the proposed meeting.

Article 9
Limitation of Liability

     To the maximum extent permitted by Delaware law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be limited or eliminated to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any elimination or limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

8

Appendix A-1 – Proposed Restated Certificate of Incorporation

Article 10
Stockholder Action By Consent

     No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

Article 11
Right to Amend

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock, and all rights conferred upon stockholders, directors and officers herein are granted subject to this reservation.

     IN WITNESS WHEREOF, WEST COAST REALTY INVESTORS, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Allen K. Meredith, its President, Chief Executive Officer and Chairman of the Board, this           day of                     , 2002.

Allen K. Meredith, President, Chief Executive Officer and Chairman of the Board

9

Appendix A-2

CERTIFICATE OF INCORPORATION
OF
ASSOCIATED PLANNERS REALTY INVESTORS, INC.

FIRST: The name of the corporation is ASSOCIATED PLANNERS REALTY INVESTORS, INC., (the “Corporation”).

SECOND: The name and address of the Corporation’s registered office in the State of Delaware is The Prentice-Hall Corporation System, Inc., 229 South State Street, City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to acquire, directly or indirectly, interests in real estate and in general to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue 5,600,000 shares of common stock, each share having a par value of $.0l.

FIFTH: The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal by-laws of the Corporation but the stockholders, by the affirmative vote of a majority of the outstanding shares, may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

SIXTH: The election of directors need not be by written ballot unless the by-laws so provide.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

EIGHTH: The Corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware or other applicable law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

Appendix A-2 – Current Certificate of Incorporation to be replaced by proposed Amended and Restated Certificate of Incorporation

NINTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporate Law, Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

TENTH: (a) The number of directors constituting the entire Board of Directors shall be fixed by or in the manner provided in the Corporation’s by-laws.

                     (b)      Any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the directors, may be filled by the Board, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election for which directors shall have been chosen and until their successors shall be elected and qualified.

(c) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time by the affirmative vote of the holders of a majority or more of the outstanding shares of capital stock of the Corporation entitled to vote in the general election of directors cast at a meeting of the stockholders called for that purpose.

ELEVENTH: The name and mailing address of the incorporator of this Corporation is Judith T. Kaiser, 1310 King Street, Wilmington, Delaware.

     THE UNDERSIGNED INCORPORATOR, for the purposes of forming a corporation, in pursuance of an act of the legislature of the State of Delaware entitled “An Act Providing a General Corporation Law” (approved March 10, 1899) and any acts amendatory thereof and supplemental thereto, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set her hand this 26th day of October, 1989.

/s/ Judith T. Kaiser INCORPORATOR

2

Appendix A-2 – Current Certificate of Incorporation to be replaced by proposed Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ASSOCIATED PLANNERS REALTY INVESTORS, INC.

     ASSOCIATED PLANNERS REALTY INVESTORS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

     DOES HEREBY CERTIFY:

     1.     The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

     “FIRST: The name of the corporation is West Coast Realty Investors, Inc. (the “Corporation”).”

     2.     The foregoing amendment to the Certificate of Incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, by at least a majority of the directors who have been duly elected and qualified.

     3.     The foregoing amendment to the Certificate of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been signed this 30th of December, 1991.

/s/ W. Thomas Maudlin W. Thomas Maudlin, President

Attest:

/s/ William T. Haas

William T. Haas, Secretary

3

Appendix A-2 – Current Certificate of Incorporation to be replaced by proposed Amended and Restated Certificate of Incorporation

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED AGENT OFFICE AND
OF REGISTERED AGENT

It is hereby certified that:

1.     The name of the corporation (hereinafter called the “corporation”) is

West Coast Realty Investors, Inc.

2.     The registered office of the corporation within the State of Delaware is hereby changed to Three Christina Centre, 201 North Walnut Street, City of Wilmington, 19801, County of New Castle.

3.     The registered agent of the corporation within the State of Delaware is hereby changed to The Company Corporation, the business office of which is identical with the office of the corporation as hereby changed.

4.     The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on March 30, 1995.

/s/ W. Thomas Maudlin, Jr. President

4

Appendix B-1

FORM OF
AMENDED AND RESTATED BYLAWS OF
WEST COAST REALTY INVESTORS, INC.
DATED _________________

Article 1
Offices

     1.1     Registered Office. The initial registered office of the Corporation shall be in Dover, Delaware, and the initial registered agent in charge thereof shall be The Prentice-Hall System Corporation, Inc.

     1.2     Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board”) may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

Article 2
Meetings of Stockholders

     2.1     Place of Meetings. All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board, the Chairman of the Board or the President.

     2.2     Annual Meetings. The Corporation shall hold annual meetings of stockholders on the first Tuesday in June at 10:00 a.m. or at such other date and time as shall be designated from time to time by the Board, the Chairman of the Board or the President, at which meeting the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.3     Special Meetings. Special meetings of the stockholders for any purpose may be called at any time only by the written request of the Board, the Chairman of the Board, the Chief Executive Officer or the President of the Corporation. Such request shall state the purpose or purposes of the proposed meeting.

     2.4     Notice of Meetings. Notice of any meeting of stockholders, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote as such meeting not less than 10 days nor more than 60 days before the date of the meeting, except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

     2.5     Waivers of Notice. Whenever the giving of any notice is required by statute, the Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate”) or these Bylaws, a waiver thereof, delivered to the Corporation in accordance with applicable law, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder at the beginning of the meeting objects to the transaction of any business because the meeting is not lawfully called or convened.

Appendix B-1 — Proposed Amended and Restated Bylaws

     2.6     Notice of Stockholder Business and Nominations.

          2.6.1     Annual Meetings of Stockholders.

               (a)     Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board or (3) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.6 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.6.

               (b)     For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of Section 2.6.1(a), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s

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outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

               (c)     Notwithstanding anything in the second sentence of Section 2.6.1(b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.6 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          2.6.2     Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or (2) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.6 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.6. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.6.1(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

          2.6.3     General.

               (a)     Only such persons who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.6. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (1) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.6 (including whether the stockholder or beneficial owner, if any, on whose behalf the

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nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (3)(iv) of Section 2.6.1(b) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.6, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.6, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

               (b)     For purposes of this Section 2.6, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

               (c)     Notwithstanding the foregoing provisions of this Section 2.6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.7     List of Stockholders. After the record date for a meeting of stockholders has been fixed, the officer who has charge of the stock ledger of the Corporation shall, at least 10 days before such meeting, make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, as required by applicable law. The stock ledger of the Corporation shall be the only evidence as to the stockholders entitled to examine the list required by this Section 2.7 or to vote in person or by proxy at any meeting of stockholders.

     2.8     Quorum of Meetings. Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by the Delaware General Corporation Law or by the Certificate, the holders of a majority in voting power of the stock of the Corporation issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Once a share is represented for any purpose at a meeting (other than solely to object, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority in voting power of the voting shares represented at a meeting, whether or not a quorum is present, and the person presiding over the meeting may adjourn such meeting from time to time. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

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     2.9     Voting and Proxies. Unless otherwise provided by the Delaware General Corporation Law or by the Certificate, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation’s capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Delaware General Corporation Law, the Certificate, or any rules or regulations applicable to the Corporation or any of its securities requires a greater number of affirmative votes (in which case such different requirement shall apply). Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election (provided a quorum exists), and the election of directors need not be by written ballot. The Board, in its discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.10     Inspectors of Election. The Board, or if the Board fails to do so, the person presiding at the meeting shall appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies and ballots, and shall receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or ballots, determine the result, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, certify their determination of the number of shares represented at the meeting and their count of all votes and ballots, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. The inspectors may appoint and retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

     2.11     Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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Article 3
Directors

     3.1     Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate, these Bylaws or agreements among stockholders which are otherwise lawful.

     3.2     Number and Election. The number of directors that shall constitute the whole board shall not be fewer than three nor more than 10. Within the limits above specified, the number of directors shall be determined solely by resolution of the Board. Directors shall be elected only by stockholders at annual meetings of stockholders or by stockholders at special meetings of stockholders called for such purpose in accordance with Section 2.3 hereof, other than the initial Board and except as provided in Section 3.3 hereof in the case of vacancies and newly created directorships. Each director elected shall hold office for the term for which such director is elected and until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

     3.3     Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall only be filled, for the unexpired term, by the concurring vote of a majority in voting power of the directors then in office.

     3.4     Meetings.

          3.4.1     Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

          3.4.2     Special Meetings. Special meetings of the Board may be called by any member of the Board or the President on one day’s notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), electronic mail, facsimile transmission or other electronic transmission, and on five days’ notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

          3.4.3     Telephone Meetings. Members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

          3.4.4     Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all members of the Board consent thereto in writing or by electronic transmission, and the writing or writings or the electronic transmission or electronic transmissions are delivered to the Corporation for inclusion in the Minute Book of the Corporation.

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          3.4.5     Waiver of Notice of Meeting; Presumption of Assent. A director may waive any notice required by statute, the Certificate or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing or by electronic transmission, by the director entitled to the notice, and delivered to the Corporation for inclusion in the Minute Book of the Corporation. Notwithstanding the foregoing, a director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to the transaction of any business because the meeting is not lawfully called or convened.

          3.4.6     Quorum and Vote at Meetings. At all meetings of the Board, a quorum of the Board consists of a majority of the total number of directors prescribed pursuant to Section 3.2 hereof (or, if no number is prescribed, the number in office immediately before the meeting begins). The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Certificate or by these Bylaws. In the absence of a quorum for any meeting of the Board, a majority of the directors present thereat may adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.5    Compensation of Directors. The Board shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Article 4
Committees of the Board

     4.1     Creation of Committees. The Board may by resolution create one or more committees and appoint members of the Board to serve on them. The Board shall create (a) an Audit Committee for the purpose of examining and considering matters relating to the financial affairs of the Corporation, and (b) a Compensation Committee for the purpose of establishing and implementing an executive compensation policy and administering and granting stock options. Each committee may have one or more members, who serve at the pleasure of the Board, provided that each Audit Committee shall consist entirely of directors who are not employees of the Corporation and, in addition if applicable, satisfy such other standards of independence and professional experience as may be established by the self-regulatory organization or exchange with which the Corporation has listed its securities. The same rules that govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board apply to committees and their members as well.

     4.2     Committee Authority. To the extent specified by the Board or in the Certificate, each committee may exercise the authority of the Board, except that a committee may not:

          (a)     approve or adopt, or recommend to stockholders, action that is required by the Delaware General Corporation Law to be approved by stockholders, or

          (b)     adopt, amend or repeal these Bylaws.

Article 5
Officers

     5.1     Positions. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Treasurer, and such other officers as the Board (or an officer authorized by the Board)

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from time to time may appoint, including one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Chairman of the Board shall preside over all meetings of the Board and the stockholders. Each other officer shall exercise such powers and perform such duties as from time to time may be specified by the Board or by any officer(s) authorized by the Board to prescribe the duties of such other officers. In the absence of action by the Board, the officers shall have such powers and duties as generally pertain to their respective offices. Any number of offices may be held by the same person, except that in no event shall one person hold all three offices of Chairman of the Board, President and Secretary.

     5.2     Powers.

          5.2.1     In the absence of action by the Board, each officer shall have such duties and powers as are commonly incident to such officer’s office and such additional duties and powers as the Board may from time to time authorize.

          5.2.2     Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities or partnership interests owned by the Corporation may be executed in the name of and on behalf of the Corporation by any executive officer of the Corporation and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or at any meeting of any partnership in which the Corporation owns an interest, and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities or partnership interest and which, as the owner thereof, the Corporation might have possessed and exercised, if present. The foregoing authority shall also include the right to consent to any such action in writing or by electronic transmission.

     5.3     Term of Office. The officers of the Corporation shall hold office until their successors are chosen and qualified or until their death, earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. The foregoing authority shall also include the right to consent to any such action in writing or by electronic transmission.

     5.4     Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

Article 6
Capital Stock

     6.1     Certificates of Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairman of the Board or the President, and by the Secretary or any Assistant Secretary. Any or all signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

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     6.2     Lost Certificates. Any executive officer may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as such officer shall require and/or to give the Corporation a bond, in such sum as such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

     6.3     Record Date.

          6.3.1     Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          6.3.2     Stockholders of Record. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

Article 7
Insurance

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) against liability asserted against or incurred by such person in such capacity or arising from such person’s status as such (whether or not the Corporation would have the power to indemnify such person against the same liability).

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Article 8
Indemnification, Liability of Directors and Officers, and Related Matters

     8.1     Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the Board.

     8.2     Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

     8.3     Claims. If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

     8.4     Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     8.5     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

     8.6     Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

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Appendix B-1 — Proposed Amended and Restated Bylaws

     8.7     Other Indemnification and Prepayment of Expenses. This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

     8.8     Right of Directors, Officers and Others to Own Shares or other Property and to Engage in Other Business. Any director, Affiliate, officer, employee or agent of the Corporation may acquire, own, hold, and dispose of shares of the Corporation’s capital stock for his individual account, and may exercise all rights of a stockholder to the same extent and in the same manner as if he were not a director, officer, employee, or agent of the Corporation. (An “Affiliate” of another Person includes any of the following: (a) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (b) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such other Person, (c) any executive officer, director, trustee or general partner of such other Person, (d) any legal entity for which such Person acts as an officer, director, trustee or partner, and (e) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person. “Person” means any natural person, partnership, corporation, association, trust, limited liability company or other legal entity.) Any director, Affiliate, officer, employee, or agent of the Corporation may have personal business interests and may engage in personal business activities; these interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in mortgages, interests in real property including, but not limited to, real property investments presented to and rejected by the Corporation, or interests in Persons engaged in real estate business. Any director, officer, employee, or agent of the Corporation may (a) be interested as director, officer, director, stockholder, partner, member, advisor, or employee of or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Corporation, and (b) receive compensation from such Person as well as compensation as director, Affiliate, officer, or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as director, officer, employee, or agent. Any director, Affiliate, officer, employee, or agent of the Corporation may engage with or for others in business activities of types conducted by the Corporation and shall not have any obligation to present to the Corporation any investment opportunities which come to them other than in their capacities as directors, officers, employees, or agents, regardless of whether those opportunities are within the Corporation’s investment policies. Notwithstanding the foregoing, each director shall disclose to the Corporation any interest he has in any investment opportunity presented to the Corporation and any such interest known by him to be held by any person of which he is an Affiliate.

     8.9     Transactions Between the Corporation and Affiliated Persons. In the absence of fraud, except as prohibited by these Bylaws, a contract, act, or other transaction that is between the Corporation and any other Person or in which the Corporation is otherwise interested shall be valid even though (a) one or more directors or Corporation officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of, such other Person, or (b) one or more directors or Corporation officers, individually or jointly with others, are a party or are parties to, directly or indirectly interested in, or otherwise connected with, such contract, act, or transaction. No director or officer shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction unless he is aware of the conflict or relationship, provided that:

          (a)     such interest or connection is disclosed or known to the directors and thereafter the directors authorize such contract, act, or other transaction by vote sufficient for such purpose by an affirmative vote of a majority of the directors not so interested,

11

Appendix B-1 — Proposed Amended and Restated Bylaws

          (b)     such interest or connection is disclosed or known to the stockholders, and thereafter such contract, act, or transaction is approved by the stockholders, or

          (c)     such contract, act or transaction is fair and reasonable to the Corporation at the time it is authorized by the directors or by the stockholders.

     8.10     Restriction of Duties and Liabilities. The stockholders, directors, and officers shall in no event have any greater duties or liabilities than those imposed by applicable law.

     8.11     Persons Dealing with Directors or Officers. As to any Persons dealing in good faith with directors or Corporation officers, any act of the directors or officers purporting to be done in their capacity as such shall be conclusively deemed to be within the purposes of the Corporation and within the powers of the directors and officers. The directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name and on behalf of the Corporation and/or directors. No Person dealing in good faith with the directors or any of them or with the authorized officers, employees, agents, or representatives of the Corporation shall be bound to see to the application of any funds or property passing into their hands or control. The receipt by the directors or any of them or by authorized officers, employees, agents, or representatives of the Corporation of moneys or other consideration shall be binding upon the Corporation.

     8.12     Reliance. The directors and Corporation officers may consult with counsel and the advice or opinion of such counsel shall be full and complete personal protection to all of the directors and officers in respect to any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. In discharging their duties, directors and Corporation officers, when acting in good faith, may rely upon financial statements of the Corporation represented to them to be correct by the Chairman of the Board, the President or the officer of the Corporation having charge of its books of account or stated in a written report by an independent certified public accountant fairly to present the financial position of the Corporation. The directors may rely, and shall be personally protected in acting, on any instrument or other document believed by them to be genuine.

     8.13     Income Tax Status. Anything to the contrary herein notwithstanding and without limitation of any rights of indemnification or non-liability of the directors herein, the directors by these Bylaws make no commitment or representation that the Corporation will qualify for the dividends paid deduction permitted by the Internal Revenue Code, as amended, and the rules and regulations thereunder pertaining to real estate investment trusts shall not render the directors liable to the stockholders or to any other person or in any manner operate to annul the Corporation.

Article 9
General Provisions

     9.1     Dividends. The Board may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Delaware General Corporation Law and the Certificate.

     9.2     Reserves. The Board may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

     9.3     Execution of Instruments. All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

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Appendix B-1 — Proposed Amended and Restated Bylaws

     9.4     Fiscal Year. The fiscal year of the Corporation shall end on December 31st.

     9.5     Seal. The corporate seal shall be in such form as the Board shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

Article 10
Amendments to Bylaws

     The stockholders of the Corporation may from time to time make, amend or repeal these Bylaws by an affirmative vote of a majority of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. The Board may from time to time make, amend or repeal these Bylaws.

     The foregoing Bylaws were adopted by the Board on July 19, 2002, approved by the stockholders on _______________ ___, 2002, and became effective on _______________ ___, 2002.

Charles P. Wingard, Secretary

13

Appendix B-2

AMENDED AND RESTATED BYLAWS
OF
WEST COAST REALTY INVESTORS, INC.

[Note: These Bylaws are currently in effect and are in the form filed with the SEC on May 15, 2002, except that they have been reformatted in a smaller font to permit them to be printed on fewer pages and thereby save printing costs. Also, they have been amended by the board of directors of the company, as shown on the Amendments to the Bylaws dated July 19, 2002 that follow these Bylaws as a part of this Appendix B-2.]

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

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Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE IV.	DIRECTORS	6
4.1.	Powers	6
4.2.	Number and Qualification of Directors	7
4.3.	Election and Term of Office	7
4.4.	Vacancies	7
4.5.	Place of Meeting	7
4.6.	Annual Meeting	7
4.7.	Special Meetings	7
4.8.	Adjournment	8
4.9.	Notice of Adjournment	8
4.10.	Entry of Notice	8
4.11.	Waiver of Notice	8
4.12.	Quorum	8
4.13.	Fees and Compensation	8
4.14.	Action without Meeting	8
4.15.	INTENTIONALLY OMITTED	8
4.16.	Qualification and Removal of Directors for Cause	8
4.17.	Removal of Director without Cause	9
4.18.	Experience of Directors	9
ARTICLE V.	OFFICERS	9
5.1.	Officers	9
5.2.	Election	9
5.3.	Subordinate Officers	9
5.4.	Removal and Resignation	9
5.5.	Vacancies	9
5.6.	Chairman of the Board	9
5.7.	President	9
5.8.	Vice Presidents	9

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Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

5.9.	Secretary	10
5.10.	Assistant Secretaries	10
5.11.	Treasurer	10
5.12.	Assistant Financial Officers	10
ARTICLE VI.	SHARES OF STOCK	11
6.1.	Registered Ownership, Share Certificates and Shares in “Uncertificated” Form	11
6.2.	Transfer of Shares	11
6.3.	Shareholders’ Disclosures: Redemption of Shares	11
6.4.	Right to Refuse to Transfer Shares	12
6.5.	Limitation on Acquisition of Shares	12
6.6.	Lost, Stolen or Destroyed Certificates	13
6.7.	Dividends; Dividend Record Date and Closing Stock Books	13
	(a) Declaration of Dividend	13
	(b) Record Date	13
	(c) Dividends in Kind	13
6.8.	Suitability of Shareholders	13
	(a) Income and Net Worth Standards	13
	(b) Fiduciary Accounts	14
	(c) Information in Prospectus	14
	(d) Determination that Sale to Shareholder is Suitable and Appropriate	14
6.9.	Dividend Reinvestment Plan	14
ARTICLE VII.	INTENTIONALLY OMITTED	14
ARTICLE VIII.	INVESTMENT POLICY	15
8.1.	General Statement of Policy	15
8.2.	Other Invested Assets	15
8.3.	Restrictions	16

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Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE IX.	LIABILITY OF DIRECTORS, SHAREHOLDERS AND OFFICERS AND OTHER MATTERS	18
9.1.	Exculpation of Directors. Officers and Others	18
9.2.	Actions Involving, Directors, Officers, Employees or Affiliates	19
9.3.	Actions Involving Agents	19
9.4.	Determination of Right to Indemnification in Certain Instances	19
9.5.	Successful Defense	20
9.6.	Insurance	20
9.7.	Subsidiaries of Company	20
9.8.	Right of Directors, Officers and Others to Own Shares or other Property and to Engage in Other Business	20
9.9.	Transactions Between the Company and Affiliated Persons	21
9.10.	Restriction of Duties and Liabilities	21
9.11.	Persons Dealing with Directors or Officers	21
9.12.	Reliance	21
9.13.	Income Tax Status	21
ARTICLE X.	MISCELLANEOUS	22
10.1.	Inspection of Bylaws	22
10.2.	Books, Records, Accountings and Reports	22
	(a) Maintenance of Books and Records	22
	(b) Delivery to a Shareholder and Inspection	22
10.3.	Checks, Drafts, Etc	22
10.4.	Execution of Contracts, Etc	22
10.5.	Representation of Shares of Other Corporations	22
10.6.	Annual Report	23
10.7.	Quarterly Reports	23
10.8.	Other Reports	23
10.9.	Provisions of the Company in Conflict with Law or Regulation	23

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Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE XI.	AMENDMENTS TO BYLAWS	23
11.1.	Power of Shareholders	23
11.2.	Power of Directors	24
11.3.	Amendments with Respect to ERISA	24

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Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

AMENDED AND RESTATED BYLAWS
OF
WEST COAST REALTY INVESTORS, INC.

ARTICLE I

DEFINITIONS

     1.1     Name. The name of the corporation is “WEST COAST REALTY INVESTORS, INC.,” and is referred to herein as the “Company.” As far as practicable and except as otherwise provided in the Organizational Documents, the Directors shall manage the business and conduct affairs of the Company, execute all documents, and sue or be sued in the name of West Coast Realty Investors, Inc. If the Directors determine that the use of that name is not practicable, legal, or convenient, they may use another designation or adopt another name under which the Company may hold property or conduct its activities.

     1.2     Nature of Company. The Company is a corporation organized under the laws of the State of Delaware. The Company shall carry on business as a “real estate investment trust” (hereinafter called “REIT”).

     1.3     Definitions. For purposes of these Bylaws, the following terms shall have the respective meanings set forth below in this Section 1.3 unless the context requires otherwise. In these Bylaws, words in the singular number include the plural, and words in the plural number include the singular.

     “Acquisition Expenses.” All expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

     “Acquisition Fees.” The total of all fees and commissions paid by any party to any party in connection with making or investing in mortgage loans or the purchase, development, or construction of a Property by the Company, including any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points, or any fee of a similar nature, however designated, but not to include any Development Fees or Construction Fees paid to persons not affiliated with the sponsor in connection with the actual development and construction of a project.

     “Affiliate.” An Affiliate of another Person includes any of the following (a) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (b) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such other Person, (c) any executive officer, director, trustee or general partner of such other Person, (d) any legal entity for which such Person acts as an officer, director, trustee or partner, and (e) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person.

     “Annual Meeting of Shareholders.” The Annual Meeting as described in Section 3.2 below.

     “Annual Report.” The Annual Report (described in Section 10.6, below) shall contain financial statements prepared in accordance with generally accepted accounting principles which are audited and reported upon by independent certified public accountants.

     “Appraisal.” The value of, as of the date of the Appraisal of real property in its existing state or in a state to be created, as determined by an Independent Expert. The Directors may in good faith rely on a previous Appraisal made on behalf of other Persons, provided, (a) it meets these standards and was made in connection with an investment in which the Company acquires an entire or participating interest, or (b) it was prepared not earlier than two years prior to the acquisition by the Company of its interest in the real property. In appraising Properties,

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws appraisers may take into consideration each of the specific terms and conditions of a purchase, including any leaseback or other guarantee arrangement. An Appraisal may not necessarily represent the cash value of the Property but may consider the value of the income stream from the Property plus discounted value of the fee interest, and other terms of the purchase.

     “Average Invested Assets.” The average of the aggregate book value, for any period, of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves. Average Invested Assets is computed by taking the average of such values at the end of each month during such period.

     “Bylaws.” These Bylaws and all amendments, restatements, or modifications thereof. References in these Bylaws to “herein,” “hereof,” and “hereunder” shall be deemed to refer to these Bylaws and shall not be limited to the particular text, article, or section in which such words appear.

     “Code.” The Internal Revenue Code of 1986, as amended.

     “Competitive Commission.” The real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type and location of the Property.

     “Construction Fee.” A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a Company’s Property.

     “Development Fee.” A fee for the packaging of the Company’s Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

     “Directors.” As of any particular time, the members of the board of directors of the Company holding office at such time.

     “Independent Expert.” A Person with no material current or prior business or personal relationship with the Directors who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

     “Invested Assets.” For any fiscal quarter the total assets (other than intangibles) of the Company valued at cost before deducting depreciation or other noncash reserves, less liabilities. Invested Assets is computed by taking the average of such values at the end of each month during such quarter.

     “Net Income.” For any period, the total revenues applicable to such period, less expenses applicable to such period, other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

     “Operating Expenses.” The aggregate annual expenses of every character paid or incurred by the Company as determined in accordance with generally accepted accounting principles, as determined by independent accountants selected by the Directors, excluding, however, the following: (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit accounting, underwriting, brokerage, listing, registration and other fees, printing and such other expenses, and tax incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Company’s securities; (b) interest (i.e., the cost of money borrowed by the Company); (c) taxes on income, taxes and assessments on real property and all other taxes applicable to the Company; (d) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property, and other expenses connected with the acquiring, financing, refinancing, disposing of, maintaining, managing and owning real estate equity interests, mortgage loans, or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); and (E) non-cash expenditures (including depreciation, amortization and bad debt reserve).

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     “Organization and Offering Expenses.” All expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the company’s securities for registration and subsequently offering and distributing them to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.

     “Organization Documents.” The Certificate of Incorporation and the Bylaws of the Company.

     “Person.” Any natural person, partnership, corporation, association, trust, limited liability company or other legal entity.

     “Property” or “Properties.” All properties or any interest in a property acquired directly or indirectly by the Company, including any direct or indirect investment in any interest in land, leasehold interests, buildings, structures, improvements, fixtures, equipment and furnishings in connection with land, and rights or interests in land, whether equity or debt, or any entity, partnership or venture whose principal purpose is to make any such investment or investments. Reference to a “Property” shall be to any one of them.

     “Prospectus.” The meaning given to that term by Section 2(10) of the Securities Act of 1933, including a preliminary Prospectus; provided, however, that such term as used herein shall also include an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act of 1933, as amended, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

     “Purchase Price.” The amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

     “Real Estate Investment Trust” or “REIT.” A real estate investment trust, as defined in Part II, Subchapter M of Chapter 1 (Sections 856-860) of the Code.

     “Rollup.” A transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Rollup Entity. Such term does not include (a) a transaction involving securities of the Company that have been listed for at least twelve months on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System or (b) a transaction involving the conversion to corporate, trust or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following (i) the Shareholders’ voting rights, (ii) the term of existence of the Company, OR (III) the Company’s investment objectives.

     “Rollup Entity.” A partnership, REIT, corporation, trust or other entity that will be created or would survive after the successful completion of a proposed Rollup transaction.

     “Shares.” Shares of common stock of the Company.

     “Shareholders.” The beneficial holders of the Company’s Shares.

     “Sponsor.” Any person directly or indirectly instrumental in organizing the Company, wholly or in part, or who will manage or participate in the management of the Company and its Affiliates. “Sponsor” does not include any unaffiliated person whose only relationship with the Company is that of an independent property manager receiving compensation from the Company as such, and unaffiliated third parties such as attorneys, tax preparers, accountants and underwriters whose only compensation from the Company is for the professional services rendered in connection with the offering of the Company’s securities or the operations of the Company. A person may also be a Sponsor of the Company by (a) taking the initiative directly or indirectly in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other persons, (b) receiving a material

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws participation in the Company in connection with the founding or organization of the business of the Company in consideration of services or property or both services and property, (c) having a substantial number of relationships and contacts with the Company, (d) possession significant rights to control the Company’s properties, (e) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (f) providing goods or services to the Company on a basis which was not negotiated at arms’ length with the Company.

     “Unimproved Real Property.” The real property of the Company which has the following three characteristics: (a) An equity interest in real property which was not acquired for the purpose of producing rental or other operating income; (b) Has no development or construction in process on such land; and (c) No development or construction on such land is planned in good faith to commence on such land within one year.

     “Value.” For the purposes of calculating maximum indebtedness pursuant to section 8.3(d) herein, the Value of a single Property shall the greater of:

     (a)  The original purchase price; or

     (b)  The fair market value, as determined by the Company’s Board of Directors.

     The Board of Directors may use outside appraisals to assist it in determining fair market value, but is under no obligation to do so.

ARTICLE II

OFFICES

     2.1     Principal Office. The principal office for the transaction of the business of the Company is hereby fixed and located at 5933 West Century Boulevard, Ninth Floor, Los Angeles, California.

     The Board of Directors is hereby granted full power and authority to change said principal office from one location to another within or without the State of Delaware.

     2.2     Other Offices. The Board of Directors may establish branch or subordinate offices at any time at any place or places as the Board of Directors may from time to time determine or as the business of the Company may require.

ARTICLE III

MEETINGS OF SHAREHOLDERS

     3.1     Place of Meetings. All annual and all other meetings of shareholders shall be held at the principal office of the Company, or at any other place within or without the State of Delaware which may be designated by the Board of Directors, pursuant to authority hereinafter granted to said board.

     3.2     Annual Meetings.

             (a)      Time of Holding. The Annual Meetings of Shareholders shall be held on the first Tuesday in June of each year, commencing in June of 1990, at 10:00 a.m., or such other date as is fixed by the Directors; provided, however, that should that day fall on a legal holiday, then any such Annual Meeting of Shareholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. The Company’s Annual Report shall be delivered to Shareholders within 30 days prior to the date of the Annual Meetings and the Company’s Directors shall take reasonable action to insure such delivery. At such meetings, Directors shall be elected, reports of the affairs of the Company shall be considered, and any other business that is within the powers of the Shareholders may be transacted.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

              (b)      Notice. Written notice of each Annual Meeting shall be given to each Shareholder of record entitled to vote, either personally or by first-class mail or other means of written communication, charges prepaid, addressed to such Shareholder at his address appearing on the books of the Company or given by him to the Company for the purpose of notice, except if notice need not be given. pursuant to Section 230(b) of the Delaware General Corporation Law. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. All such notices shall be sent to each Shareholder entitled thereto not less than 15 days nor more than 60 days before each Annual Meeting, shall specify the place, the day, and the hour of that meeting and those matters that the Board of Directors at the time of the notice intends to present for action by the Shareholders.

              (c)      Affidavit of Notice. An affidavit of the mailing or other means of giving any notice of any Shareholders, meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, and shall be filed and maintained in the minute book of the Company.

     3.3     Special Meetings and Notice Thereof.

              (a)      How Called. Special meetings of the Shareholders for any purpose whatsoever may be called at any time by the Chief Executive Officer, President or the Chairman of the Board, by a majority of the Directors, by a majority of the Directors, or by Shareholders holding an aggregate of not less than 10% of the outstanding Shares of the Company. If a meeting is called by any Person or Persons other than the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, a request shall be made in writing, specifying the specific nature of the business proposed to be transacted and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, or the Secretary of the Company. The officer receiving the request shall cause notice to be given to the Shareholders entitled to vote in accordance with the provisions of this Article III within 10 days of the request. Any special meeting will be held at the time requested by the Person or Persons calling the meeting, not less than 15 nor more than 60 days after the receipt of the request. If the notice is not given within 10 days after receipt of the request, the Person or Persons requesting the meeting may give the notice. Nothing contained in this Section 3.3(a) shall be construed as a limiting, fixing, or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

              (b)      Notice. Unless otherwise provided in Title 8 of the Delaware Corporation Law, notice of a special meeting shall be given in the same manner as for Annual Meetings of Shareholders. Notices of any special meeting shall specify, in addition to the place, date and hour of such meeting, the purpose or purposes for which the special meeting is called and that no other business may be transacted at the special meeting.

     3.4     Adjourned Meetings and Notice Thereof. Whether or not a quorum is present, any annual or special Shareholders meeting may be adjourned from time to time by the Chairman of the meeting. In the absence of a quorum no other business may be transacted at such meeting, however.

     It shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken, provided, however, that if any annual or special Shareholders’ meeting is adjourned for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of a special meeting.

     3.5     Voting at Meetings of Shareholders.

     Subject to the right of the Board of Directors to provide otherwise, only persons in whose name Shares entitled to vote are registered on the stock records of the Company on the record date, or if no record date is designated on the day immediately preceding the date upon which notice of any meeting of Shareholders is given, as provided in this Article, shall be entitled to notice of and to vote at such meeting, notwithstanding any transfer of any Shares on the books of the Company after such record date; provided, however, such record date shall not be more than sixty (60) days nor less than ten (10) days prior to such meeting.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     3.6     Quorum. The presence in person or by proxy of a majority of the Shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Except as provided in the next sentence, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present shall be an act of the Shareholders, unless a vote of a greater number is required by the Certificate of Incorporation or these Bylaws. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the Shares required to constitute a quorum.

     3.7     Waiver of Notice. Anything herein to the contrary notwithstanding, notice of any meeting of Shareholders need not be given to any Shareholder who in person or by proxy shall have waived in writing notice of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such written waivers shall be filed with the Company’s records or made a part of the minutes of the meeting.

     3.8     Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent, provided that no such proxy shall be valid after the expiration of 36 months from the date of its execution unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

     A proxy shall be deemed signed if the Shareholder’s name is placed on the proxy in writing by the Shareholder or the Shareholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the Person executing it before the vote pursuant to that proxy by (1) a writing delivered to the Company stating that the proxy is revoked, (2) execution of a subsequent proxy, (3) attendance at the meeting and voting in person, or (4) transfer of the Shares represented by the proxy to a transferee who becomes a Shareholder of record prior to the record date established for the vote. Such validly executed proxy otherwise may be revoked by written notice of the death or incapacity of the maker of that proxy received by the Company before the vote pursuant to that proxy is counted.

     3.9     Inspectors of Election. Before any meeting of Shareholders, the Board of Directors may appoint any Persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder’s proxy shall, appoint inspectors of election at the meting. The number of inspectors shall be one or three. If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of Shares or their proxies present at the meeting shall determine the precise number of inspectors to be appointed. If any Person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder’s proxy shall, appoint a Person to fill that vacancy.

     These inspectors shall: (a) Determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (b) Receive votes, ballots, or consents; (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) Count and tabulate all votes, ballots or consents; (e) Determine when the polls shall close; (f) Determine the result; and (g) Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

ARTICLE IV

DIRECTORS

     4.1     Powers. Subject to limitations of the Certificate of Incorporation, the Bylaws, and the Delaware Corporation Law relating to action required to be authorized or approved by the Shareholders or the outstanding Shares, and subject to the duties of Directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Board of Directors.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     4.2     Number and Qualification of Directors. The authorized number of Directors may be increased or decreased by the Directors or Shareholders, but shall be not less than three (3) nor more than seven (7).

     4.3     Election and Term of Office. The Directors shall be elected at each Annual Meeting of Shareholders. All Directors shall hold office until the first annual meeting of the Shareholders or until their respective successors are elected and qualified.

     4.4     Vacancies. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors (even if less than a quorum) or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the Shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding Shares entitled to vote. Each Director so elected shall hold office until his successor is elected at an Annual or a special meeting of the Shareholders.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation, or removal of any Director, if the authorized number of Directors is increased, or if the Shareholders fail to elect the authorized number of Directors to be voted for at any meeting at which any Director or Directors are elected.

     Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors.

     If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the Shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

     No reduction in the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

     4.5     Place of Meeting. Regular meetings of the Board of Directors shall be held at any place which has been designated from time to time by the Chairman of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Company. Special meetings of the Board may be held either at a place so designated or at the principal office. Special meetings of any committee established hereunder shall be held at any place designated by the Chairman of the committee or all members of the committee or at the principal office. Members of the Board and any such committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting by means of the above described procedure shall constitute presence in person at such meeting.

     4.6     Annual Meeting. Unless the Board of Directors decides otherwise, it shall hold a regular meeting for the purpose of election of officers and the transaction of other business immediately following each Annual Meeting of Shareholders. Notice of that meeting is hereby dispensed with.

     4.7     Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Vice President, the Secretary, or any two Directors. Special meetings of any committee established hereunder may be called by the Chairman of the Board or any two members of that committee.

     Written notice of the time and place of special meetings of the Board of Directors, or any committee established hereunder, shall be delivered personally to the Directors or committee members or sent to each Director or committee member by mail or by other form of written communication, charges prepaid, addressed to him at his

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws address as it appears upon the records of the Company or, if that address is not so shown or is not readily ascertainable, at the place in which the meetings of Directors are regularly held. If that notice is mailed, it shall be deposited in the United States mail in the location of the Company’s principal office at least 4 days before the meeting. If that notice is delivered personally or telegraphed, it shall be so delivered or deposited with the telegraph company at least 48 hours before the meeting in the case of a meeting of the Board of Directors, or at least 24 hours before the meeting in the case of a committee meeting. In addition to the written notice pursuant to this paragraph, notice of meetings of committees established hereunder may also be given orally by the Chairman of the Board or President, either personally or by telephone, at least 24 hours before the meeting. Any such mailing, telegraphing, delivery, or oral communication shall be due, legal, and personal notice to such Director.

     4.8     Adjournment. Irrespective of whether they constitute a quorum, a majority of the Directors present may adjourn any Directors, meeting to another time and place.

     4.9     Notice of Adjournment. If a meeting is adjourned for more than 24 hours, before the time of reconvening the adjourned meeting, notice thereof shall be given to the Directors who were not present at the time of adjournment. Such notice shall be given pursuant to Section 4.7.

     4.10     Entry of Notice. Whenever any Director has been absent from any special meeting of the Board of Directors, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of that special meeting was given to such Director as required by law and the Bylaws of the Company.

     4.11     Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if either before or after the meeting each of the Directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     4.12     Quorum. Except to adjourn as hereinabove provided, a majority of the authorized number of Directors or number of members of any committee established hereunder, as the case may be, shall be necessary to constitute a quorum for the transaction of business. Every act or decision of a majority of the Directors or committee members at a meeting duly held at which a quorum is present shall be regarded as an act of the Board of Directors unless a greater number is required by law or by the any of the organizational Documents. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors or committee members, provided that unless otherwise expressly permitted by these Bylaws, any action taken under those circumstances must be approved by at least a majority of the required quorum for such meeting.

     4.13     Fees and Compensation. The Directors shall be entitled to receive such reasonable compensation for their services as Directors may fix or determine from time to time. The Directors shall also be entitled to receive remuneration either directly or indirectly for services rendered to the Company in any other capacity. Such services may include, without limitation, services as an officer of the Company, legal, accounting, or other professional services, or services as a broker, transfer agent, or underwriter, whether performed by a Director or any person affiliated with a Director.

     4.14     Action without Meeting. Any action required or permitted to be taken by the Board of Directors under the Delaware Corporation Law may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. Any such consent or consents shall be filed with the minutes of the meetings of the Board.

     4.15     INTENTIONALLY OMITTED.

     4.16     Qualification and Removal of Directors for Cause. A Director who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony involving moral turpitude shall not be qualified to be a Director and the Board of Directors may declare vacant the office of a Director who is so disqualified.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     4.17     Removal of Director without Cause. Any or all Directors may be removed without cause if their removal is approved by the affirmative vote of a majority of the outstanding Shares entitled to vote. Any reduction of the authorized number of Directors shall not operate to remove any Director prior to the expiration of such Director’s term of office.

     4.18     Experience of Directors. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Directors shall have three years of relevant real estate experience.

ARTICLE V

OFFICERS

     5.1     Officers. The officers of the Company shall be a chairman of the Board, a President, a Secretary, a Chief Financial Officer (Treasurer), and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section 5.3 hereof. Any number of offices may be held by the same person.

     5.2     Election. The officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 hereof, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns, is removed, is otherwise disqualified to serve, or his successor is elected and qualified.

     5.3     Subordinate Officers. The Board of Directors may appoint such other officers as the Company’s business requires, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     5.4     Removal and Resignation. A majority of Directors may remove any officer with or without cause at any regular or special meeting of the Board.

     Any officer may resign at any time by giving written notice to the Company’s Board of Directors, Chairman, President or Secretary. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein. Unless otherwise specified therein, the acceptance of such a resignation shall not be necessary to make it effective.

     5.5     Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

     5.6     Chairman of the Board. The Chairman of the Board shall be the Chief Executive officer of the Company, and, if present, preside at all meetings of the Board of Directors and Shareholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the Bylaws. He shall be an ex-officio member of all standing committees of the Board.

     5.7     President. Subject to the Board of Directors and the supervisory powers of the Chairman of the Board, the President shall have general supervision, direction and control of the business of the Company. He shall preside at meetings of the Shareholders or at meetings of the Board of Directors if the Chairman is absent. He shall have general powers and duties of management, together with such other powers and duties as may be prescribed by the Board of Directors.

     5.8     Vice Presidents. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     5.9     Secretary. The Secretary shall keep a book of minutes at the Company’s principal place of business or at such other place of business as the Directors may order. These minutes shall record the proceedings of Director and Shareholder meetings and shall set forth the following items with respect to each such meeting: its time and place; its quality as regular or special; the manner of notice given; for Director meetings, the names of those present; for Shareholder meetings, the number of Shares present, or represented; and, for special meetings, the manner in which authorized.

     The Secretary shall keep a Stock Ledger or duplicate thereof at the Company’s principal office or at the office of the Company’s transfer agent. This Stock Ledger shall set forth the names of the Shareholders in alphabetical order and their addresses, the number and classes of Shares held by each (whether in certificate or “unissued certificate” form), the number and the date of certificates issued for the same, if any, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law, shall keep the seal of the Company in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     5.10     Assistant Secretaries. In the absence or disability of the Secretary, the Assistant Secretaries in order of their rank as fixed by the Board of Directors or, if not ranked, the Assistant Secretary designated by the Board of Directors, shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the Secretary. The Assistant Secretaries shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

     5.11     Treasurer. The Chief Financial Officer shall be the Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and Shares.

     The Treasurer shall deposit all moneys. and other valuables in the name and to the credit of the Company with such depositaries as may be designated by the Board of Directors. He shall be responsible for the proper disbursement of the Company’s funds as may be ordered by the Board of Directors and shall render to the Chairman or Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Company. The Treasurer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the Board of Directors, and shall be responsible for the handling of finances in connection therewith. He shall have such other powers and shall perform such other duties as may be prescribed by the Board of Directors. He shall see that all officers signing checks and all offices and employees handling cash, are, if required by the Board of Directors, bonded in such amounts as may be fixed from time to time by the Board of Directors.

     5.12     Assistant Financial Officers. In the absence of or disability of the Treasurer, the Assistant Financial Officers in order of their rank or, if not ranked, the Assistant Financial officer designated by the Board of Directors, shall perform all the duties of the Treasurer and, when so acting, shall have the powers of and be subject to, all the restrictions upon the Treasurer. The Assistant Financial Officer shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE VI

SHARES OF STOCK

     6.1     Registered Ownership, Share Certificates and Shares in “Uncertificated” Form. Shares shall be certificated and transferred in accordance with these Bylaws, but need not be certificated unless the Shareholder elects to have Share certificates issued to him. The Persons in whose names certificates or Shares in “uncertificated” form are registered on the records of the Company shall be deemed the absolute owners of the Shares represented thereby for all purposes of the Company. However, nothing herein shall preclude the Directors or officers or their agents and representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Company, the Directors shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on Company records by his duly authorized agent or, if such Shares are so registered in the names of more than one Person, the receipt of any one of those Persons or duly authorized agent thereof shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of those Shares and from all liability to see the application thereof. The certificates of Shares shall be in such form consistent with the Certificate of Incorporation and the laws of the State of Delaware as shall be approved by the Board of Directors. All such certificates shall be signed by the Chairman of the Board, the President, or a vice President and by the Treasurer, an Assistant Financial Officer, the Secretary, or any Assistant Secretary, certifying the number of Shares and the class or series of Shares owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile.

     6.2     Transfer of Shares. Subject to the provisions of law and of Sections 6.3, 6.4, and 6.5 hereof, Shares shall be transferable on the records of the Company only by the record holder thereof or by his duly authorized agent. Such transfers will only be made upon delivery to the Directors or a transfer agent of (i) the certificate or certificates therefor (unless held in “uncertificated” form, in which case an executed stock power duly guaranteed must be delivered), properly endorsed or accompanied by duly executed instruments of transfer, and (ii) all necessary documentary stamps together with such evidence of the genuineness of each endorsement, execution, or authorization and of other matters as the Directors or such transfer agent may reasonably require. Upon such delivery, the transfer shall be recorded in the records of the Company, and, if requested, a new certificate for the Shares so transferred shall be issued to the transferee. In case of a transfer of only a part of the Shares represented by any certificate or account, a new certificate or statement of account for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and, if requested, shall receive a new certificate therefor upon delivery to the Directors or a transfer agent of (i) instruments and other evidence required by the Directors or the transfer agent to demonstrate such entitlement, (ii) the existing certificate or appropriate instrument of transfer if held in “uncertificated” form for such Shares, and (iii) necessary releases and authorizations from applicable governmental authorities. Nothing in these Bylaws shall impose upon the Directors or a transfer agent a duty to, or limit their rights to, inquire into adverse claims.

     6.3     Shareholders’ Disclosures: Redemption of Shares. The Shareholders shall upon demand disclose to the Directors in writing such information with respect to direct and indirect ownership of the Shares as the Directors deem necessary to comply with the provisions of the Internal Revenue Code and the regulations thereunder as the same shall be from time to time amended, or to comply with the requirements of any other taxing authority. If the Directors shall at any time and in good faith be of the opinion that direct or indirect ownership of Shares of the Company has or may become concentrated to an extent that the Company is disqualified as or is in danger of being disqualified as a REIT under the REIT Provisions of the Internal Revenue Code, the Directors shall have the power by lot or other means deemed equitable by them to prevent the transfer of and/or call for redemption a number of such Shares sufficient in the opinion of the Directors to remove that danger of disqualification or to maintain or bring the direct or indirect ownership of Shares of the Company into conformity with the requirements for such a REIT. The redemption price shall be (i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the NASDAQ, National Quotation Bureau Incorporated or a similar

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws organization selected by the Company for such purpose, or (iii) if not determined as aforesaid, as determined in good faith by the Directors. From and after the date fixed for redemption by the Directors, the holder of any Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Shares, excepting only to the right to payment of the redemption price fixed as aforesaid. For the purpose of this Section 6.3, the term “individual” shall be construed as provided in Section 542(a)(2) of the Internal Revenue Code or any successor provisions and “ownership” of Shares shall be determined as provided in Section 544 of the Internal Revenue Code or any successor provision.

     If the total Shares held by any Shareholder is less than 100, the Company may at its election redeem those Shares at a redemption price determined under the principles set forth in the preceding paragraph of this Section 6.3.

     6.4     Right to Refuse to Transfer Shares. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Company, the Directors may require a statement or affidavit from each Shareholder or transferee in a proposed transfer of Shares or warrants or similar rights to purchase Shares, including without limitation (i) any proposed exercise of warrants or similar rights to purchase Shares; and (ii) any proposed conversion of a convertible security into Shares setting forth the number of Shares (and warrants, rights or options to purchase Shares) already owned by him and any related Person specified in the form prescribed by the Directors for that purpose. If, in the opinion of the Directors, which shall be conclusive upon any proposed transferor or proposed transferee of Shares, any such proposed transfer or exercise would jeopardize the status of the Company as a REIT under the Internal Revenue Code as now enacted or as hereafter amended, or place the Company in jeopardy of having its assets treated as “plan assets” under ERISA, the Directors may refuse to permit such transfer or exercise. Any attempted transfer or exercise as to which the Directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares. All contracts for the sale or other transfer or exercise of Shares shall be subject to this provision.

     6.5     Limitation on Acquisition of Shares.

              (a)      Subject to the provisions of Section 6.5(b), no person may own in excess of 9.9 percent of the total outstanding Shares, and no Shares shall be transferred or issued to any person if, following such transfer, such person’s direct or indirect ownership of Shares would exceed this limit. For the purpose of this Section 6.5, ownership of Shares shall be computed in accordance with Internal Revenue Code Sections 542(a) and 544.

              (b)      If Shares are purportedly acquired by any person in violation of this Section 6.5, such acquisition shall be valid only to the extent it does not result in a violation of this Section 6.5, and such acquisition shall be null and void with respect to the excess (“Excess Shares”). Excess Shares shall be deemed to have been acquired and to be held on behalf of the Company, and, as the equivalent of Treasury Shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest, or any other distribution.

              (c)      This Section 6.5 shall apply to the acquisition of Shares only after conclusion of the Company’s initial public offering of its Shares and by means other than through the Company’s Dividend Reinvestment Plan and a Shareholder will not be required to dispose of Excess shares acquired prior to the conclusion of that offering. So long as any person so holds more than 9.9 percent of the outstanding Shares, a lower percentage limit may be established by the Directors to the extent necessary to assure, to the extent possible, that no five persons own more than 50 percent of the outstanding Shares.

              (d)      The Company shall, if deemed necessary or desirable to implement the provisions of this Section 6.5, include on the face or back of each Share certificate issued by the Company an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 6.5 and stating that the complete text of this Section 6.5 is on file with the Secretary of the Company at the Company’s offices.

              (e)      Nothing herein contained shall limit the ability of the Directors to impose, or to seek judicial or other imposition of, additional restrictions if deemed necessary or advisable to protect the Company and the interests of its Shareholders by preservation of the Company’s status as a qualified real estate investment trust under the Internal Revenue Code.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

              (f)      If any provision of this Section 6.5 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

              (g)      For purposes of this Section 6.5, “Shares” means the Shares of the Company as defined in these Bylaws, and also includes any debt securities of the Company that are convertible into Shares.

     6.6     Lost, Stolen or Destroyed Certificates. The holder of any Shares shall immediately notify the Company of any loss, stealing of or destruction of the certificate therefor, and the Company may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, upon approval of the Board of Directors. As a condition to authorizing the issue of such new certificate, the Board may in its discretion require the owner of the lost, stolen or destroyed certificate or his legal representative to make proof satisfactory to the Board of Directors of the loss, stealing thereof or destruction thereof and to give the Company a bond or other security, in such amount and with such surety or sureties as the Board of Directors may determine, as indemnity against any claim that may be made against the Company on account of any such certificate so alleged to have been lost, stolen or destroyed.

     6.7     Dividends; Dividend Record Date and Closing Stock Books.

              (a)      Declaration of Dividend. The Company will, to the extent possible, declare dividends on a monthly basis, in such amounts as the Directors determine, based upon the cash flow of the Properties, the operations of the Company and its financial condition.

              (b)      Record Date. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholder entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

              (c)      Dividends in Kind. Dividends in kind shall not be permitted, except for: (i) Dividends of readily marketable securities; (ii) Dividends of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Dividends of in-kind property which meet all of the following conditions: (A) The Directors advise each Shareholder of the risks associated with direct ownership of the property, (B) The Directors offer each Shareholder the election of receiving in-kind property distributions, (C) The Directors distribute in-kind property only to those Shareholders who accept the Directors offer.

     6.8     Suitability of Shareholders. If the Directors determine that there is not likely to be a substantial and active secondary trading market for the Shares, the following suitability standards for purchase of the Company’s Shares shall be proposed and implemented unless a state blue sky administrator determines that such suitability standards may be higher or lower:

              (a)      Income and Net Worth Standards.

                        (i)      Shareholders shall have: (A) a minimum annual gross income of $45,000 and a minimum Net worth of $45,000; or (B) a minimum Net Worth of $150,000.

                        (ii)      Net Worth shall be determined exclusive of home, home furnishings, and automobiles.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

              (b)      Fiduciary Accounts. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.

              (c)      Information in Prospectus. The Directors shall set forth in the final Prospectus: the investment objections of the Company; (ii) a description of the type of Person who might benefit from an investment in the Company; and (iii) the minimum standards imposed on each Shareholder in the Company.

              (d)      Determination that Sale to Shareholder is Suitable and Appropriate

                        (i)       The Director and each Person selling Shares on behalf of the Director or Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder.

                        (ii)      In making this determination, the Director or each Person selling Shares on behalf of the Director or Company shall ascertain that the prospective Shareholder: (A) meets the minimum income and net worth standards established for the Company; (B) can reasonably benefit from the Company based on the prospective Shareholder’s overall investment objectives and portfolio structure; (C) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (D) has apparent understanding of the fundamental risks of the investment; the risk that the Shareholder may lose the entire investment; the lack of liquidity of the Company’s Shares; the restrictions on transferability of the Company’s Shares; the background and qualification of the Director; and the tax consequences of the investment.

                        (iii)       The Sponsor or each Person selling Shares on behalf of the Sponsor or the company will make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, Net Worth, financial situation, and other investments of the prospective Shareholder, as well as any other pertinent factors.

                        (iv)      The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.

                        (v)       The Sponsor shall disclose in the final Prospectus the responsibility of the Sponsor and each Person selling Shares on behalf of the Sponsor or the Company to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder, based on information provided by the Shareholder regarding the Shareholder’s financial situation and investment objectives.

     6.9     Dividend Reinvestment Plan. The Company may provide for a Dividend Reinvestment Plan provided all material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually and each Shareholder participating in the plan shall have a reasonable opportunity to withdraw from the plan at least annually after receipt of said information.

ARTICLE VII

INTENTIONALLY OMITTED

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE VIII

INVESTMENT POLICY

     8.1     General Statement of Policy. To the extent funds are not fully invested in real property as described below, the Directors may invest the Company Assets in investments described in Section 8.2 hereof. Otherwise, the Directors shall invest the major portion of the Company’s Assets in equity ownership interests in residential, industrial, retail and commercial income-producing real estate; these investments shall ordinarily be made in connection with properties having income-producing capabilities. The Directors may also participate in investments with other investors, including investors who have the same investment policies.

     The net proceeds of any offering of the Company’s shares of Common Stock (less reserves and except for interim investments) will be initially invested primarily in residential, retail, commercial and industrial income-producing real property (directly or through joint ventures permitted hereunder). Properties may be purchased on an all cash basis, or the Company may finance a portion of the purchase price of a property through existing debt on the property, seller financing, third-party financing, or any combination thereof. The Company may finance improvements or additions to any property by borrowing and, if necessary to protect or enhance the Company’s investment in a property, may use funds from the sale of other properties or from any other source for such purposes. The Company may finance a property, refinance existing indebtedness or acquire additional mortgage debt on that property, or joint-venture that property with affiliates or otherwise.

     If a sale of a Property occurs, the net proceeds of the sale of such investment property may be reinvested. All or part of the proceeds of any Property sold may be distributed to the Shareholders.

     The Directors shall endeavor to invest the Company’s assets in accordance with the investment policies set forth in this Article VIII. However, the failure so to invest those assets shall not affect the validity of any investment made or action taken by the Directors.

     The general purpose of the Company is to seek income that qualifies under the REIT Provisions of the Internal Revenue Code. At such time as it is in the best interest of the Shareholders to do so, the Directors intend to make investments in such a manner as to comply with the requirements of the REIT Provisions of the Internal Revenue Code with respect to the composition of the Company’s investments and the derivation of its income; provided, however, that no Director, officer, employee, agent, investment advisor, or independent contractor of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code, except for that arising from conduct determined to be deliberately fraudulent, a knowing violation of law or willful misconduct; and provided, further, that during the period of time that the Company’s portfolio of equity investments is being developed, the Company’s Invested Assets may be invested in investments that generate income that does not qualify under the REIT Provisions of the Internal Revenue Code.

     8.2     Other Invested Assets. To the extent that the Company has assets not otherwise invested in accordance with Section 8.1, the Directors may invest such assets in: (a) obligations of and obligations guaranteed by the United States Government or any agencies or political subdivisions thereof; (b) obligations of and or guaranteed by any state, territory, or possession of the United States of America or any agencies or political subdivisions thereof; (c) banker’s acceptances and evidences of deposits in or obligations of banking institutions, state and federal savings and loan associations, and savings institutions that are members of the Federal Deposit Insurance Corporation or of the Federal Home Loan Bank System; (d) participations in pools of mortgages or bonds and notes (such as Federal Home Loan Mortgage Corporation participation certificates and Government National Mortgage Association and Federal National Mortgage Association modified pass-through certificates), and (e) other short-term investment securities and money market funds.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     8.3     Restrictions. The Company shall not:

              (a)      invest in (i) commodities or commodity futures contracts; (ii) short sales; or (iii) any equity security of any non-governmental issue, including other real estate investment trusts or limited partnerships for a period in excess of 18 months except upon unanimous vote of the Directors.

              (b)      invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

              (c)      Invest in contracts for the sale of real estate;

              (d)      incur indebtedness such that the Company’s aggregate indebtedness exceeds 65% of the aggregated Value of real property owned by the Company. Should aggregate indebtedness exceed 65% of aggregated Value of real property owned by the Company due to a reduction in fair market value from a previous determination by the Board of Directors, there shall not be a required adjustment in borrowing levels until a property is purchased or refinanced. The amount of secured indebtedness of any single Property shall not exceed 80%.

              (e)      Invest in or make mortgage loans unless an Appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of the Directors so determine, and in all cases in which the transaction is with the Directors, Sponsor or Affiliates thereof, such an Appraisal must be obtained from an independent Expert concerning the underlying property. This Appraisal shall be maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Shareholder. In addition to the Appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained.

     Further, the Directors shall observe the following policies in connection with investing in or making mortgage loans: (i) the Company shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by Appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company,” shall include all interest (excluding contingent participating in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred, interest on each loan exceeds 5% per annum of the principal balance of the loan; and, (ii) the Company shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Directors or any Affiliate of the Company.

              (f)      other than issuance to investors in connection with a public offering of the Company’s Shares, issue options or warrants to purchase Shares at exercise prices less than their fair market value or for a noncash consideration that in the judgment of the Directors has a market value less than the value of the Shares on the date of grant of the options or warrants.

              (g)      except as provided in Section 6.3 of these Bylaws, repurchase any shares or issue “redeemable securities” as defined in Section 2(a)(32) of the Investment Company Act of 1940;

              (h)      purchase any property if the total Acquisition Fees and Acquisition Expenses paid by any Person with respect to the transaction exceeds 6% of the Purchase Price; notwithstanding the foregoing, a majority of the Directors not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

              (i)      encumber any investment Property in an amount greater than 80% of the Purchase Price thereof;

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

              (j)      issue debt securities to the public unless the historical debt services coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt.

              (k)      pay any real estate commission on the resale of Property, unless, if a Director or any Affiliate provides a substantial amount of the services in the effort to sell the property of the Company, then that Person may receive up to one-half of the brokerage commission paid but in no event to exceed an amount equal to 3% of the contracted for sales price. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Commission or an amount equal to 6% of the contracted for sales price.

              (l)      pay any incentive fees unless an interest in the gain from the sale of assets of the Company, for which full consideration is not paid in cash or property of equivalent value, shall be allowed provided the amount or percentage of such interest is reasonable. Such an interest in gain from the sale of the Company’s assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Shareholders, in the aggregate, of an amount equal to 100% of the original issue price of the Company, plus an amount at least equal to 6% of the original issue price of the Company’s shares per annum cumulative. For purposes of this Section 8.3(l), the original issue price of the Company’s Shares may be reduced by prior cash distributions to Shareholders of net proceeds from the sale of the Company’s assets.

              (m)      purchase property from the Sponsor, Director, or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Sponsor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

              (n)      make sales or leases to the Sponsor, Directors or any Affiliate, unless such sales or leases are approved by a majority of Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.

              (o)      make loans to the Sponsor, Director or any Affiliate thereof.

              (p)      borrow money from the Sponsor, or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

              (q)      permit the Company to participate in a Rollup Transaction unless:

                        (i)      in connection with a Rollup an Appraisal of all the Company’s assets shall be obtained from an Independent Expert (“Appraiser”). If the Appraisal will be included in a prospectus used to offer securities of a Rollup Entity, the Appraisal shall be filed with the Securities and Exchange Commission and the states in which the Company’s securities are offered as an exhibit to the Registration Statement for such offering. Accordingly, the Company agrees that if it uses an Appraisal in a Rollup transaction, it shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the Appraisal. The Company’s assets shall be appraised on a consistent basis. The Appraisal shall be based on an evaluation of all relevant information and shall include the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Rollup. The Appraisal shall assume an orderly liquidation of the Company’s assets over a twelve month period. The terms of the engagement of the Appraiser shall clearly state that the engagement is for, the benefit of the Company and its Limited Partners. A summary of the independent Appraisal, including all material assumptions underlying the Appraisal shall be included in a report to the Shareholders in connection with a proposed Rollup.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

                        (ii)      In connection with a proposed Rollup, the person sponsoring the Rollup shall offer the Shareholders who vote “no” on the proposal the choice of (A) accepting the securities of the Rollup Entity offered in the proposed Rollup or (B) one of the following: (1) remaining as Shareholders in the Company and preserving their interests therein on the same terms and conditions as existed previously or (2) receiving cash in an amount equal to the Shareholders’ pro rata share of the appraised value of the net assets of the Company.

                        (iii)      Shareholders have democracy rights in the Rollup Entity which are not less than those provided in the organizational Documents. If the Rollup Entity is a corporation, the voting rights of the Shareholders shall correspond to the voting rights provided for in the Company’s Organizational Documents to the greatest extent possible.

                        (iv)      Provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Rollup Entity (except to the extent necessary to preserve the tax status of the Rollup Entity) are excluded. The Company shall not participate in any proposed Rollup which would limit the ability of a Shareholder to exercise the voting rights of its securities of the Rollup Entity on the basis of the number of Company Shares held by that Shareholder.

                        (v)      Shareholders’ rights of access to the records of the Rollup Entity will not be less than those provided for in Section 10.2 herein.

                        (vi)      Any of the costs of the transaction would not be borne by the Company if the Rollup is not approved by the Shareholders.

              (r)      Issue options or warrants to purchase its Shares to a Director or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. The Company may issue options or warrants to persons not so connected with the Company but not at exercise prices less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Directors, has a market value less than the value of such option on the date of grant. Options or warrants issuable to the Directors, or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding Shares of the Company on the date of grant of any options or warrants.

              (s)      Issue Shares on a deferred payment basis or other similar arrangement.

ARTICLE IX

LIABILITY OF DIRECTORS, SHAREHOLDERS AND OFFICERS AND OTHER MATTERS

     9.1     Exculpation of Directors, Officers and Others. The Directors are required to perform their duties with respect to the Company’s business in good faith, in a manner reasonably believed by the Directors to be in, or not opposed to, the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as a Director.

     The Company’s officers, employees, and other agents are also required to act in good faith, in a manner believed by them to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances, in handling its affairs. An officer, employee, or other agent who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as an officer, employee or agent.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     9.2     Actions Involving, Directors, Officers, Employees or Affiliates.

              (a)      The Company shall not provide for indemnification of the Directors or Affiliates for any liability or loss suffered by the Directors or Affiliates, nor shall it provide that the Directors or Affiliates be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

     The Directors or Affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, (ii) The Directors or Affiliates were acting on behalf of or performing services for the Company, (iii) Such liability or loss was not the result of negligence or misconduct by the Directors, excluding Affiliates, (iv) Such indemnification or agreement to hold harmless is recoverable only out of the Company’s assets and not from Shareholders,

              (b)      Notwithstanding anything to the contrary contained in Section 9.2, the Directors or Affiliates and any persons acting as a broker-dealer shall not be indemnified by the Company for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met (i) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, (ii) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, (iii) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

              (c)      The advancement of the Company’s funds to the Directors or Affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) The legal action is initiated by third party who is not a Shareholder or the legal action is initiated by a Shareholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement, (iii) The Directors or Affiliates undertake to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such Directors or Affiliates are found not be entitled to indemnification.

     9.3     Actions Involving Agents. The Company may indemnify any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Company), or who is threatened to be made such a party, or otherwise becomes involved, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Company) by reason of the fact that he is agent of the Company, or is or was serving at the request of the Company as an agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, all to the full extent permitted by law and these Bylaws, except that no indemnity shall be paid to any agent where such indemnity would not be available to a Director under the standards contained in Section 9.2.

     9.4     Determination of Right to Indemnification in Certain Instances.

              (a)      Any indemnification under Section 9.2 (unless ordered by a court) shall be made by the Company unless a determination is reasonably and promptly made that indemnification of the Director, officer or employee is not proper in the circumstances because he has not satisfied the conditions set forth in such Section 9.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the Shareholders; provided, that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

              (b)      Any indemnification under Section 9.3 (unless ordered by a court) shall be made by the Company (i) if the agent seeking indemnification has entered into an indemnification agreement with the Company, in accordance with the terms of that indemnity contract, or (ii) if the agent seeking indemnification has not entered into an indemnification agreement, only as authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders.

     9.5     Successful Defense. Notwithstanding any other provision of this Article IX, to the extent that a Director, officer, employee or agent of the Company has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in Section 9.2 or 9.3, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

     9.6     Insurance. The Board shall have the power to cause the Company to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

     9.7     Subsidiaries of Company. For the purposes of this Article IX; (a) any officer, Director, employee or agent of the Company who shall serve as an officer, trustee, employee or agent indirectly, is or was a stockholder or creditor, or in which the Company, directly or indirectly, is or was a stockholder or creditor, or in which the Company is or was in any way interpreted, or (b) any officer, Director, employee or agent of any subsidiary corporation venture, trust or other enterprise wholly owned by the Company, shall be deemed to be serving as such Director, officer, employee or agent at the request of the Company, unless the Board shall determined otherwise. In all instances where any person shall serve as a Director, officer, employee or agent of another corporation, joint venture, trust or other enterprises of which the Company is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such Director, officer, employee or agent at the request of the Company, the Board may determine whether such service is or was at the request of the Company, and it shall not be necessary to show any actual or prior request for such service.

     9.8     Right of Directors, Officers and Others to Own Shares or other Property and to Engage in Other Business. Any Director, Affiliate, officer, employee or agent of the Company may acquire, own, hold, and dispose of Shares for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Director, officer, employee, or agent of the Company. Any Director, Affiliate, officer, employee, or agent of the Company may have personal business interests and may engage in personal business activities; these interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in mortgages, interests in real property including, but not limited to, real property investments presented to and rejected by the Company, or interests in Persons engaged in real estate business. Any Director, officer, employee, or agent of the Company may (a) be interested as director, officer, director, stockholder, partner, member, advisor, or employee of or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Company, and (b) receive compensation from such Person as well as compensation as Director, Affiliate, officer, or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Director, officer, employee, or agent. Any Director, Affiliate, officer, employee, or agent of the Company may engage with or for others in business activities of types conducted by the Company and shall not have any obligation to present to the Company any investment opportunities which come to them other than in their capacities as directors, officers, employees, or agents, regardless of whether those opportunities are within the Company’s investment policies.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

Notwithstanding the foregoing, each Director shall disclose to the Company any interest he has in any investment opportunity presented to the Company and any such interest known by him to be held by any person of which he is an Affiliate.

     9.9     Transactions Between the Company and Affiliated Persons. In the absence of fraud, except as prohibited by these Bylaws, a contract, act, or other transaction that is between the Company and any other Person or in which the Company is otherwise interested shall be valid even though (a) one or more Directors or Company officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of, such other Person, or (b) one or more Directors or Company officers, individually or jointly with others, are a party or are parties to, directly or indirectly interested in, or otherwise connected with, such contract, act, or transaction. No Director or officer shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction unless he is aware of the conflict or relationship, provided that (i) such interest or connection is disclosed or known to the Directors and thereafter the Directors authorize such contract, act, or other transaction by vote sufficient for such purpose by an affirmative vote of a majority of the Directors not so interested, (ii) such interest or connection is disclosed or known to the Shareholders, and thereafter such contract, act, or transaction is approved by the Shareholders, or (iii) such contract, act or transaction is fair and reasonable to the Company at the time it is authorized by the Directors or by the shareholders.

     9.10     Restriction of Duties and Liabilities. The duties and liabilities of Shareholders, Directors, and Company officers shall in no event be greater than the duties and liabilities of shareholders, directors, and officers of any other Delaware corporation. The Shareholders, Directors, and Company officers shall in no event have any greater duties or liabilities than those imposed by applicable law.

     9.11     Persons Dealing with Directors or Officers. As to any Persons dealing in good faith with Directors or Company officers, any act of the Directors or officers purporting to be done in their capacity as such shall be conclusively deemed to be within the purposes of the Company and within the powers of the Directors and officers.

     The Directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name and on behalf of the Company and/or Directors.

     No Person dealing in good faith with the Directors or any of them or with the authorized officers, employees, agents, or representatives of the Company shall be bound to see to the application of any funds or property passing into their hands or control. The receipt by the Directors or any of them or by authorized officers, employees, agents, or representatives of the Company of moneys or other consideration shall be binding upon the Company.

     9.12     Reliance. The Directors and Company officers may consult with counsel and the advice or opinion of such counsel shall be full and complete personal protection to all of the Directors and officers in respect to any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. in discharging their duties, Directors and Company officers, when acting in good faith, may rely upon financial statements of the Company represented to them to be correct by the Chairman or the officer of the Company having charge of its books of account or stated in a written report by an independent certified public accountant fairly to present the financial position of the Company. The Directors may rely, and shall be personally protected in acting, on any instrument or other document believed by them to be genuine.

     9.13     Income Tax Status. Anything to the contrary herein notwithstanding and without limitation of any rights of indemnification or non-liability of the Directors herein, the Directors by these Bylaws make no commitment or representation that the Company will qualify for the dividends paid deduction permitted by the Internal Revenue Code, and the rules and regulations thereunder pertaining to real estate investment trusts shall not render the Directors liable to the Shareholders or to any other person or in any manner operate to annul the Company.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

ARTICLE X

MISCELLANEOUS

     10.1     Inspection of Bylaws. The Company shall keep at its principal office the original or a copy of the Bylaws and any amendments thereto certified by the Company’s Secretary. Those Bylaws shall be open to inspection by Shareholders at all reasonable times during office hours.

     10.2     Books, Records, Accountings and Reports

              (a)      Maintenance of Books and Records. Every Shareholder shall at all times, during normal business hours, have access to the records of the Company and may inspect and copy any of them. The Company shall keep at its principal place of business in Los Angeles the following Company documents:(i) An alphabetical list (which shall be updated at least quarterly to reflect changes in the information contained therein) of the full name and last known business or residence address and telephone number of each Shareholder, together with the number of Shares held by each of them (the “Shareholder List”); such list shall be available for inspection by any Shareholder or its designated agent at the home office upon the request of the Shareholder; the list shall be prepared on white paper in at least 10-point type;

              (b)      Delivery to a Shareholder and Inspection.

                        (i)      Upon the request of a Shareholder, the Company shall mail a copy of the Shareholder List to the requesting Shareholder, within 10 days of such request. A reasonable charge for copy work may be charged by the Company. The purposes for which a Shareholder may request a copy of such list include, without limitation, matters relating to the Shareholder voting rights and the exercise of Shareholders’ rights under the federal proxy laws.

                        (ii)      If the Company neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested pursuant to Section 10.2(b)(i) of these Bylaws, the Company shall be liable to any Shareholder requesting such list for the costs, including attorneys’ fees incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. The Company shall have available as a defense for the nonproduction of such list that the actual purpose and reason for the request for inspection or for copy of such list was to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof or for using the same for a commercial purpose other than in the interest of the Shareholder as a Shareholder relative to the affairs of the Company. The Company may require that Shareholders requesting the Shareholder List to represent that such list is not requested for a commercial purpose unrelated to the Shareholders’ interest in the Company. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to and shall not in any way limit other remedies available to Shareholders under federal law or the laws of any state.

     10.3     Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness that are issued in the name of or payable to the Company shall be signed or endorsed by such person or persons and in such manner as determined by resolution of the Board of Directors.

     10.4     Execution of Contracts, Etc. Except as otherwise provided herein, the Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Company. This authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

     10.5     Representation of Shares of Other Corporations. The Chairman or the President (or, in the event of his absence or inability to serve, any Vice President) and the Secretary or Assistant Secretary of the Company are authorized to vote, represent, and exercise on behalf of the Company all rights incidental to any and all interests of any other entity standing in the name of the Company. The authority herein granted to said officers to vote or represent on behalf of the Company any and all such interests held by the Company may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     10.6     Annual Report. Not later than 120 days after the close of the fiscal or calendar year, the Board of Directors of the Company shall cause to be sent to the Shareholders, an Annual Report. These reports shall also disclose the ratio of the cost of raising capital to the capital raised during the year. Following the close of the Company’s third fiscal year, the Annual Report shall also set forth the current value of the Company’s real property based on annual Appraisals thereof, the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income, a report from the Directors that the policies being followed by the Company are in the best interests of its Shareholders and the basis for such determination.

     The Company shall also separately state in its Annual Report disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, sponsor and/or Affiliates thereof occurring during the fiscal year for which the report is given. The Directors must examine and comment regarding the fairness of such transactions in their annual report.

     10.7     Quarterly Reports. At least quarterly, the Directors shall send interim reports to the Shareholders having such form and content as the Directors deem proper.

     10.8     Other Reports. The Directors shall furnish the Shareholders at least annually with a statement in writing advising as to the source of dividends paid or distributions made by the Company. If the source thereof has not been determined, the communications shall so state; in that event a statement as to such source shall be sent to the Shareholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

     10.9     Provisions of the Company in Conflict with Law or Regulation.

              (a)      The provisions of these Bylaws are severable, and if the Directors shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are either (i) in conflict with the REIT Provisions of the Code, or with other applicable laws and regulations, or (ii) place the Company in jeopardy of having its assets treated as “plan asset” under ERISA, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including but not limited to the election of Directors) prior to such determination. A certification in recordable form signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, or a copy of these Bylaws, with the Conflicting Provisions removed pursuant to such determination, in recordable form, signed by a majority of the Directors, shall be conclusive evidence of such determination when lodged in the records of the Company. The Directors shall not be liable for failure to make any determination under this Section 10.9. Nothing in this Section 10.9 shall in any way limit or affect the right of the Directors to amend these Bylaws as provided in Section 11.2.

              (b)      If any provisions of these Bylaws shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to those provisions and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if any the invalid or unenforceable provisions were not contained herein.

ARTICLE XI

AMENDMENTS TO BYLAWS

     11.1     Power of Shareholders. The Bylaws may be amended or repealed by the vote of the Shareholders entitled to exercise a majority of the voting power of the Company or by the written consent of a majority of such Shareholders, without the consent of the Directors; provided, however, that (i) no amendment that would alter the provisions of Article VIII regarding the investment policy of the Company may be made unless approved by the vote of a majority of the Shareholders, and (ii) no amendment that would change any rights with respect to any outstanding securities of the Company by reducing the amount payable thereon upon the Company’s liquidation of the Company or by diminishing or eliminating any voting rights pertaining thereto may be made unless approved by the vote of shareholders holding two-thirds of the voting power of those securities.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

     11.2     Power of Directors. The Directors shall have the power to alter, amend, or repeal a Bylaw or the Bylaws by the vote of a majority of the Directors given at any regular or special meeting of the Board of Directors called for said purpose; provided, however, that except as otherwise expressly provided herein, the Directors shall not have the power to amend the following provisions thereof without approval of a vote of the majority of the Shareholders present either in person or by proxy at a duly authorized meeting of the Shareholders: Sections 4.2, 4.3, 4.15, 4.18, Article VIII, Article IX, 11.1 and 11.2; and provided further, a majority of the Directors may, without the approval or consent of the Shareholders, adopt any amendment to the Bylaws which they in good faith determine to be necessary to conform the Bylaws with the requirements of the REIT provisions of the Code, the requirements imposed by the securities administrators of any state in which the Shares are being offered and any other applicable laws or regulations; and provided, further, that any action taken by the Directors under this Section 11.2 without the concurrence of Shareholders under Section 11.1 may only be taken with the affirmative approval of a majority of the Directors.

     11.3     Amendments with Respect to ERISA. Notwithstanding any other provision of these Bylaws, the Directors shall have the power to amend any portion of these Bylaws by the vote of a majority of the Directors called for that purpose if in the opinion of the Directors that amendment is necessary to avoid the Company’s assets being treated as “plan assets” under ERISA.

Appendix B-2 – Current Bylaws to be replaced by proposed Amended and Restated Bylaws

AMENDMENTS TO THE BYLAWS OF
WEST COAST REALTY INVESTORS, INC.
ADOPTED BY THE BOARD OF DIRECTORS
ON JULY 19, 2002

     1.     The entire text of Article XI of the Company’s Amended and Restated Bylaws is deleted and replaced with the following language:

“ARTICLE XI
AMENDMENTS TO BYLAWS

The Board of Directors of the Company is expressly authorized to adopt, amend or repeal the Bylaws of the Company, but, the stockholders, by the affirmative vote of a majority of the outstanding shares, may adopt additional bylaws and may amend or repeal any bylaw whether or not adopted by them.”

2.	The last sentence of Section 8.3(d) of the Bylaws is amended to read in full as follows:

“The total amount of secured indebtedness encumbering one or more Properties shall not exceed 80% of the total Value of the Property or Properties in question; provided, however, this policy limitation does not preclude the use of cross-collateralization provisions that may result in a single Property securing indebtedness attributable to multiple Properties; provided further, however, this policy limitation does not prohibit the acquisition of a Property subject to, or with the assumption of, any existing encumbrances where the total principal balance of such encumbrances is an amount less than or equal to 85% of the Value of such Property (where, for purposes hereof, the Value shall be deemed to include the value of improvements to be made to such Property by the Company after such acquisition).”

3.	Section 8.3(i) of the Bylaws is amended to read in full as follows:

"(i) in connection with its purchase of any Property, (A) encumber, with one or more new (but not existing) loans, such Property in an amount greater than 80% of the Purchase Price thereof, or (B) acquire such Property subject to, or with assumption of, any existing encumbrances where the total principal balance of such encumbrances is an amount greater than 85% of the Purchase Price of such Property (where, for purposes hereof, the Purchase Price shall be deemed to include the value of improvements to be made to such Property by the Company after such acquisition).”

Certified true and correct

/s/ Charles P. Wingard
Charles P. Wingard
Secretary

Appendix C

Charter and Powers of the Audit Committee
of the Board of Directors
of West Coast Realty Investors, Inc.

Organization

     This Charter and Powers (“Charter”) of the Audit Committee (“Committee”) was prepared and approved by the Board of Directors (“Board”) of West Coast Realty Investors, Inc. (“Company”) on March 13, 2002 to serve as a guideline for the Committee. The Committee shall be comprised of at least three directors who are independent of management. Members of the Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. A member of the Committee who receives compensation from the Company solely for his or her service on the Board or who receives benefits under a tax qualified retirement plan shall be considered independent. All Committee members will be financially literate, and at least one member will have accounting or related financial expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

     The Committee shall provide assistance to the Board in fulfilling its responsibilities to the shareholders relating to the reliability and integrity of the accounting policies, financial reporting and financial disclosure practices of the Company. Further, in conjunction with counsel and independent accountants, the Committee shall review, as it deems appropriate, the adequacy of and compliance with the system of internal controls of the Company, including compliance by the Company with all applicable laws, regulations and Company policies relating to accounting, financial reporting and financial disclosure.

     The Committee shall remain flexible in response to changing conditions. Not by way of limitation, the Committee shall have the following specific powers and duties:

     1.     Holding such regular meetings as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the Company’s independent accountants;

     2.     Reviewing the performance of the independent accountants and making recommendations to the Board regarding their appointment or termination;

     3.     Conferring with the independent accountants and the internal auditors (if any) concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing the independent accountants’ annual engagement letter as appropriate; and directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance;

     4.     Reviewing with the Board or management, the independent accountants and internal auditors (if any) significant risks and exposures, audit activities and significant audit findings;

Appendix C — Audit Committee Charter

     5.     Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     6.     Reviewing the Company’s audited annual financial statements and the independent accountants’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

     7.     Obtaining from the independent accountants and internal auditors (if any) their recommendations, if any, regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient, if any;

     8.     Providing an independent, direct line of communication between the Board and the internal auditors (if any) and independent accountants;

     9.     Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company’s Code of Ethics and Conflict of Interest Policy;

     10.     Reviewing the procedures established by the Company that monitor compliance by the Company with its loan and indenture covenants and restrictions;

     11.     Reporting to the Board following meetings of the Committee;

     12.     Maintaining minutes or other records of meetings and activities of the Committee;

     13.     Reviewing the powers of the Committee and reporting and making recommendations to the Board on these responsibilities;

     14.     Conducting or authorizing investigations into any matters within the Committee’s scope of responsibilities. The Committee shall, at its own discretion, retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

     15.     Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal (if any) and external audit of the Company as the Committee may, in its discretion, determine to be advisable;

     16.     The Committee shall reassess this Charter and make recommendations to the Board regarding its revision when and as necessary.

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Appendix D

WEST COAST REALTY INVESTORS, INC.
2002 STOCK INCENTIVE PLAN

     1.     Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Corporation’s business.

     2.     Definitions. As used herein, the following definitions shall apply:

          (a)  “Administrator” means the Board or any of the Committees appointed to administer the Plan.

          (b)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c)  “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          (d)  “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section (q)(i), (q)(ii) or (q)(iii) or a Related Entity Disposition, the contractual obligations represented by the Award are assumed by the successor entity or its Parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction defined in Section (q)(iv) or 2(q)(v), the Award is affirmed by the Corporation. The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) if pursuant to a Corporate Transaction or a Related Entity Disposition the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity or its Parent. However, for purposes of determining whether the vesting of the Award accelerates, the Award shall be deemed “Assumed” if the Award is replaced with such a comparable stock award or the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction or Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

          (e)  “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

          (f)  “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Corporation and the Grantee, including any amendments thereto.

          (g)  “Board” means the Board of Directors of the Corporation.

          (h)  “Cause” means, with respect to the termination by the Corporation or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Corporation or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any

Appendix D — 2002 Stock Incentive Plan

act in bad faith and to the detriment of the Corporation or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Corporation or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

          (i)  “Change in Control” means a change in ownership or control of the Corporation effected through either of the following transactions:

               (i)  the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Corporation or by a Corporation-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (ii)  a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (j)  “Code” means the Internal Revenue Code of 1986, as amended.

          (k)  “Committee” means any committee appointed by the Board to administer the Plan.

          (l)  “Common Stock” means the common stock of the Corporation.

          (m)  “Corporation” means West Coast Realty Investors, Inc., a Delaware corporation.

          (n)  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Corporation or any Related Entity to render consulting or advisory services to the Corporation or such Related Entity.

          (o)  “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (p)  “Continuous Service” means that the provision of services to the Corporation or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Corporation, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Corporation or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not

2

Appendix D — 2002 Stock Incentive Plan

guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

          (q)  “Corporate Transaction” means any of the following transactions:

               (i)  a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

               (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation’s subsidiary corporations);

               (iii)  the complete liquidation or dissolution of the Corporation;

               (iv)  any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (v)  acquisition in a single or series of related transactions by any person or related group of persons (other than the Corporation or by a Corporation-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Corporation’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

          (r)  “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

          (s)  “Director” means a member of the Board or the board of directors of any Related Entity.

          (t)  “Disability” means as defined under the long-term disability policy of the Corporation or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Corporation or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (u)  “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (v)  “Employee” means any person, including an Officer or Director, who is an employee of the Corporation or any Related Entity. The payment of a director’s fee by the Corporation or a Related Entity shall not be sufficient to constitute “employment” by the Corporation.

          (w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3

Appendix D — 2002 Stock Incentive Plan

          (x)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The American Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (y)  “Good Reason” means as such term is expressly defined in a then-effective written agreement between the Grantee and the Corporation or such Related Entity, or in the absence of such then-effective written agreement and definition, means any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

               (i)  a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties;

               (ii)  a material reduction in the Grantee’s base salary; or

               (iii)  requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence.

          (z)  “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

          (aa)  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          (bb) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

4

Appendix D — 2002 Stock Incentive Plan

          (cc)  “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (dd)  “Officer” means a person who is an officer of the Corporation or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (ee)  “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (ff)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (gg)  “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

          (hh)  “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

          (ii)  “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (jj)  “Plan” means this 2002 Stock Incentive Plan.

          (kk)  “Related Entity” means any Parent or Subsidiary of the Corporation and any business, corporation, partnership, limited liability company or other entity in which the Corporation or a Parent or a Subsidiary of the Corporation holds a substantial ownership interest, directly or indirectly.

          (ll)  “Related Entity Disposition” means the sale, distribution or other disposition by the Corporation or a Parent or a Subsidiary of the Corporation of all or substantially all of the interests of the Corporation or a Parent or a Subsidiary of the Corporation in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Corporation or a Parent or a Subsidiary of the Corporation.

          (mm)  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (nn)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (oo)  “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (pp)  “Share” means a share of the Common Stock.

5

Appendix D — 2002 Stock Incentive Plan

          (qq)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan.

          (a)  Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued pursuant to all Awards (including Incentive Stock Options) is 450,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b)  Any Shares covered by an Award (or portion of an Award) that is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Corporation at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.     Administration of the Plan.

          (a)  Plan Administrator.

               (i)  Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii)  Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

               (iii)  Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

               (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

6

Appendix D — 2002 Stock Incentive Plan

          (b)  Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i)  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii)  to determine whether and to what extent Awards are granted hereunder;

               (iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv)  to approve forms of Award Agreements for use under the Plan;

               (v)  to determine the terms and conditions of any Award granted hereunder;

               (vi)  to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

               (vii)  to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

               (viii)  to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

               (ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     5.     Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Corporation, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6.     Terms and Conditions of Awards.

          (a)  Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, an SAR, or similar right with a fixed price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, or sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and

7

Appendix D — 2002 Stock Incentive Plan

an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

          (b)  Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Corporation or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

          (c)  Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d)  Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Corporation or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e)  Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f)  Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (g)  Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Corporation shall be two hundred fifty thousand (250,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional one hundred thousand (100,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Corporation’s

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Appendix D — 2002 Stock Incentive Plan

capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of an SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

          (h)  Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Corporation or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (i)  Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (j)  Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator.

          (k)  Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     7.     Award Exercise or Purchase Price, Consideration and Taxes.

          (a)  Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

               (i)  In the case of an Incentive Stock Option:

                    (A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

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Appendix D — 2002 Stock Incentive Plan

                    (B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

               (iii)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iv)  In the case of other Awards, such price as is determined by the Administrator.

               (v)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

          (b)  Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i)  cash;

               (ii)  check;

               (iii)  subject to the bylaws of the Corporation then in effect, delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

               (iv)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

               (v)  with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Corporation designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Corporation to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

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Appendix D — 2002 Stock Incentive Plan

               (vi)  any combination of the foregoing methods of payment.

          (c)  Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Corporation shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8.     Exercise of Award.

          (a)  Procedure for Exercise; Rights as a Stockholder.

               (i)  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii)  An Award shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

          (b)  Exercise of Award Following Termination of Continuous Service.

               (i)  An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

               (ii)  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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Appendix D — 2002 Stock Incentive Plan

     9.     Conditions Upon Issuance of Shares.

          (a)  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

          (b)  As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any Applicable Laws.

     10.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Corporation, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Corporation, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11.     Corporate Transactions/Changes in Control/Related Entity Dispositions.

          (a)  Termination of Award to Extent Not Assumed.

               (i)  Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

               (ii)  Related Entity Disposition. Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, there shall be a deemed termination of Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate as to the portion of any such award that is Assumed.

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Appendix D — 2002 Stock Incentive Plan

          (b)  Acceleration of Award Upon Corporate Transaction/Change in Control/Related Entity Disposition.

               (i)  Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

                    (A)  for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such Assumed portion of the Award, immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Corporation or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company or the Corporation without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction; and

                    (B)  for the portion of each Award that is not Assumed, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

               (ii)  Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Corporation or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately upon the termination of such Continuous Service.

               (iii)  Related Entity Disposition. Except as provided otherwise in an individual Award Agreement, in the event of a Related Entity Disposition and:

                    (A)  for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such Assumed portion of the Award, immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Corporation or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition; and

                    (B) for the portion of each Award of a Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition that is not Assumed, such portion of the Award of such Grantee automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Related Entity Disposition.

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Appendix D — 2002 Stock Incentive Plan

          (c)  Effect of Acceleration on Incentive Stock Options. The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

     12.     Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13.     Amendment, Suspension or Termination of the Plan.

          (a)  The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Corporation shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c)  Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Corporation.

     14.     Reservation of Shares.

          (a)  The Corporation, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b)  The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Corporation’s right to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The Corporation’s ability to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

     16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Corporation or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to

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Appendix D — 2002 Stock Incentive Plan

level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

     17.     Stockholder Approval. The Plan will not become effective unless and until our stockholders approve it at the 2002 annual meeting. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

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PROXY

WEST COAST REALTY INVESTORS, INC.
ANNUAL MEETING OF STOCKHOLDERS
September 24, 2002

     The undersigned stockholder of West Coast Realty Investors, Inc. (the “Company”) hereby nominates, constitutes and appoints Allen K. Meredith and Neal E. Nakagiri, and each of them, as agents and proxies of the undersigned, each with full power of substitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025 on September 24, 2002 at 11:00 AM local time, and at any and all postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows, as further described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged:

     1.     APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Approving and adopting the Company’s amended and restated certificate of incorporation.

FOR ____	AGAINST ____	ABSTAIN ____

     2.     APPROVAL OF THE AMENDED AND RESTATED BYLAWS. Approving and adopting the Company’s amended and restated bylaws.

FOR ____	AGAINST ____	ABSTAIN ____

     3.     ELECTION OF DIRECTORS. Electing Allen K. Meredith, E. Andrew Isakson, Neal E. Nakagiri, Patricia F. Meidell, James P. Moore, John H. Redmond, and Eric P. Von der Porten to serve on the board of directors of the Company.

AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐

(Instructions: to grant authority to vote for all of the nominees named above, check the “authority given” box; to withhold authority for any individual nominee, check the “authority given” box and cross out the name of the individual above; to withhold authority for all nominees, check the “authority withheld” box. Failure to check either box will be deemed a grant of authority to vote for all of the nominees named above.)

     4.     APPROVAL OF STOCK INCENTIVE PLAN. Approving the Company’s 2002 Stock Incentive Plan.

FOR ____	AGAINST ____	ABSTAIN ____

(Please Sign and Date on Other Side)

     The board of directors recommends a vote for proposals 1, 2, and 4, and for each of the nominees listed in proposal no. 3. This proxy contains authority to and shall be voted in accordance with the recommendations of the board of directors unless a contrary instruction is indicated, in which case, the proxy shall be voted in accordance with the instructions. On all matters, if any, presented at the annual meeting, this proxy shall be voted in accordance with the recommendations of the board of directors.

Date:

I do ____	do not ____	expect to attend the meeting.

(Signature of Stockholder)

(Signature of Stockholder)

(Please date this proxy and sign your name as it appears on the Company’s stock ownership records. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS, AND MAY BE REVOKED
BEFORE ITS EXERCISE BY FILING WITH THE
SECRETARY OF THE COMPANY AN INSTRUMENT
REVOKING THIS PROXY, OR A DULY EXECUTED
PROXY BEARING A LATER DATE, OR BY APPEARING
AND VOTING IN PERSON AT THE MEETING

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